                                                                    EXHIBIT 99.1

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA - BOSTON - CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS - LOS ANGELES - NEW YORK SAN FRANCISCO                 383 Madison Avenue
FRANKFURT - GENEVA HONG KONG                                New York, N.Y. 10179
LONDON - PARIS - TOKYO                        (212) 272-2000; (212) 272-7294 fax

NEW ISSUE COMPUTATIONAL MATERIALS

(Part I of II)

$[547,474,000] (APPROXIMATE)

FREMONT HOME LOAN TRUST 2004-C,
MORTGAGE-BACKED CERTIFICATES, SERIES 2004-C

[FREMONT INVESTMENT & LOAN LOGO]

FREMONT INVESTMENT & LOAN
Originator, Seller and Servicer

WELLS FARGO BANK, N.A.
Master Servicer and Trust Administrator

FREMONT MORTGAGE SECURITIES CORPORATION
Depositor

AUGUST 19, 2004 (REVISED AUGUST 23, 2004)

                                  BEAR STEARNS
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA - BOSTON - CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS - LOS ANGELES - NEW YORK SAN FRANCISCO                 383 Madison Avenue
FRANKFURT - GENEVA HONG KONG                                New York, N.Y. 10179
LONDON - PARIS - TOKYO                        (212) 272-2000; (212) 272-7294 fax

               STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                                  BEAR STEARNS
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 1)

                          $[547,474,000] (APPROXIMATE)

                         FREMONT HOME LOAN TRUST 2004-C

                           FREMONT INVESTMENT & LOAN
                        Originator, Seller and Servicer

                             WELLS FARGO BANK, N.A.
                    Master Servicer and Trust Administrator

                    FREMONT MORTGAGE SECURITIES CORPORATION
                                   Depositor

TRANSACTION HIGHLIGHTS

CHARACTERISTICS OF THE CERTIFICATES

                                             AVERAGE     PRINCIPAL
                 ORIGINAL                      LIFE       WINDOW     INITIAL CREDIT      FINAL SCHEDULED
  OFFERED        PRINCIPAL                   TO CALL      TO CALL      ENHANCEMENT         DISTRIBUTION             RATINGS
CERTIFICATES     BALANCE(1)      COUPON      (YEARS)      (MONTHS)      PERCENTAGE              DATE             (S&P/MOODY'S)
------------     ----------      ------      -------     ---------   --------------      ---------------         -------------
Class IA        $312,595,000     (2)(3)        2.16          75           19.75%            June 25, 2034          AAA / Aaa
Class IIA-1      112,714,000     (2)(3)        1.50          52           19.75%          November 25, 2031        AAA / Aaa
Class IIA-2       20,730,000     (2)(3)        5.67          24           19.75%         September 25, 2034        AAA / Aaa
Class M-1         33,349,000     (2)(3)        4.56          34           13.75%         September 25, 2034        AA+ / Aa2
Class M-2          9,727,000     (2)(3)        4.45          35           12.00%         September 25, 2034        AA+ / Aa3
Class M-3         18,064,000     (2)(3)        4.41          36            8.75%         September 25, 2034         AA- / A2
Class M-4          9,726,000     (2)(3)        4.37          37            7.00%         September 25, 2034          A+ / A3
Class M-5          6,948,000     (2)(3)        4.35          38            5.75%         September 25, 2034        A+ / Baa1
Class M-6          5,558,000     (2)(3)        4.33          38            4.75%         September 25, 2034         A / Baa2
Class M-7          5,557,000     (2)(3)        4.33          38            3.75%         September 25, 2034        A- / Baa3
Class M-8          8,338,000     (2)(3)        4.31          39            2.25%         September 25, 2034        BBB / Ba2
Class M-9          4,168,000     (2)(3)        4.12          36            1.50%         September 25, 2034        BBB- / NA

NOTES:

(1) The Offered Certificates are subject to a permitted variance of plus or minus 5%.

(2) One-Month LIBOR plus the related margin subject to a cap as described herein.

(3) The margin on the Class A Certificates will double and the margin on the Class M Certificates will increase by a multiple of 1.5 after the Optional Termination Date.

RATING AGENCY CONTACTS:

     S&P:              Andrew Hayford              (212) 438-2412
     Moody's:          Andrew Lipton               (212) 553-7103

                                  BEAR STEARNS
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 2)

     TITLE OF SECURITIES:   Fremont Home Loan Trust 2004-C, Mortgage-Backed
                            Certificates, Series 2004-C.

               DEPOSITOR:   Fremont Mortgage Securities Corporation.

     SELLER, SERVICER AND
              ORIGINATOR:   Fremont Investment & Loan ("Fremont").

            LEAD MANAGER:   Bear, Stearns & Co. Inc.

             CO-MANAGERS:   Credit Suisse First Boston LLC, Greenwich Capital
                            Markets, Inc., Goldman, Sachs & Co., and Lehman
                            Brothers.

      MASTER SERVICER AND   Wells Fargo Bank, N.A.
     TRUST ADMINISTRATOR:

                 TRUSTEE:   HSBC Bank USA, National Association.

            CERTIFICATES:   The Class I-A1 Certificates (the "GROUP I
                            CERTIFICATES"), the Class II-A1 and Class II-A2
                            Certificates (the "GROUP II CERTIFICATES"; and
                            together with the Group I Certificates, the "SENIOR
                            CERTIFICATES"), the Class M-1, Class M-2, Class M-3,
                            Class M-4, Class M-5, Class M-6, Class M-7, Class
                            M-8 and Class M-9 Certificates (together, the
                            "SUBORDINATE CERTIFICATES"). The Senior Certificates
                            along with the Subordinate Certificates are referred
                            to herein as the "OFFERED CERTIFICATES."

NON-OFFERED CERTIFICATES:   Class C, Class P and Class R Certificates.

      FEDERAL TAX STATUS:   One or more elections will be made to treat
                            designated portions of the trust (exclusive of the
                            Net WAC Rate Carryover Reserve Account and the cap
                            contract) as real estate mortgage investment
                            conduits for federal income tax purposes.

            REGISTRATION:   The Offered Certificates will be book-entry
                            securities clearing through the Depository Trust
                            Company (in the United States) or upon request
                            through Clearstream Luxembourg and the Euroclear
                            System (in Europe) in minimum denominations of
                            $50,000.

            DENOMINATION:   The Offered Certificates will be issued in minimum
                            dollar denominations of $50,000 and integral
                            multiples of $1.00 in excess thereof.

       SMMEA ELIGIBILITY:   The Class A, Class M-1, Class M-2 and Class M-3
                            Certificates will constitute "mortgage related
                            securities" for purposes of the Secondary Mortgage
                            Market Enhancement Act of 1984 ("SMMEA") for so long
                            as they are rated not lower than the second highest
                            rating category by one or more nationally recognized
                            statistical rating organizations and, as such, will
                            be legal investments for certain entities to the
                            extent provided in SMMEA and applicable state laws.
                            The Class M-4, Class M-5, Class M-6, Class M-7,
                            Class M-8 and Class M-9 Certificates will not
                            constitute "mortgage related securities" for
                            purposes of SMMEA.

                                  BEAR STEARNS
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 3)

       ERISA ELIGIBILITY:   The Offered Certificates may be purchased by a
                            pension or other employee benefit plan subject to
                            the Employee Retirement Income Security Act of 1974
                            or Section 4975 of the Internal Revenue Code of
                            1986, as amended (the "Code") so long as certain
                            conditions are met.

            CLOSING DATE:   On or about August 31, 2004.

       DISTRIBUTION DATE:   25th day of each month, or if such day is not a
                            business day, the next succeeding business day,
                            commencing on September 27, 2004.

            CUT-OFF DATE:   August 1, 2004.

           SERVICING FEE:   The Servicing Fee for the Mortgage Loans is based on
                            a Servicing Fee Rate of [0.50]% per annum on the
                            Principal Balance of each Mortgage Loan.

TRUST ADMINISTRATION FEE:   The Trust Administration Fee for the Mortgage Loans
                            is based on a Trust Administration Fee Rate of
                            [0.00625]%.

    MASTER SERVICING FEE:   The Master Servicing Fee for the Mortgage Loans is
                            based on a Master Servicing Fee Rate of [0.00625]%.

  INTEREST PAYMENT DELAY:   The Offered Certificates have a 0 day delay.

               DAY COUNT:   The Offered Certificates are Actual/360.

        ACCRUED INTEREST:   The price to be paid by investors for the Offered
                            Certificates will not include accrued interest
                            (settling flat).

          ACCRUAL PERIOD:   The "Accrual Period" for the Offered Certificates
                            for a given Distribution Date will be the actual
                            number of days based on a 360-day year included in
                            the period commencing on the immediately preceding
                            Distribution Date (or, in the case of the first such
                            Accrual Period, commencing on the Closing Date) and
                            ending on the day immediately preceding such
                            Distribution Date.

    OPTIONAL TERMINATION:   The terms of the transaction allow for an optional
                            call of the Mortgage Loans and the retirement of the
                            Offered Certificates (the "Clean-up Call"), which
                            may be exercised once the aggregate principal
                            balance of the Mortgage Loans is equal to or less
                            than [10]% of the aggregate principal balance of the
                            Mortgage Loans as of the Cut-off Date.

PRICING PREPAYMENT SPEED:   The Offered Certificates will be priced based on the
                            following collateral prepayment assumptions:

                            FRM Loans: 4% CPR growing to 20% CPR over 12 months for the fixed rate Mortgage Loans.

                            ARM Loans: 4% CPR growing to 35% CPR over 12 months for the adjustable rate Mortgage Loans.

                                  BEAR STEARNS
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 4)

         MORTGAGE  LOANS:   As of the Cut-off Date, the aggregate principal
                            balance of the mortgage loans described herein was
                            approximately $555,814,115 consisting of first lien,
                            fixed rate and hybrid adjustable rate, conforming
                            and non-conforming balance mortgage loans (the
                            "Mortgage Loans"). See attached collateral
                            descriptions for more information.

                            The Mortgage Loans will be divided into the Group I
                            Mortgage Loans and Group II Mortgage Loans.

                            As of the Cut-off Date, the "GROUP I MORTGAGE LOANS" consisted first lien, fixed rate and hybrid adjustable rate, conforming balance mortgage loans with an aggregate principal balance of approximately
                            $389,527,866. Approximately 15.78% of the Group I
                            Mortgage Loans have fixed rates and approximately
                            84.22% of the Group I Mortgage Loans have hybrid adjustable rates with an initial rate adjustment occurring approximately either two or three years following origination, and in each case following the initial fixed rate period adjust every six months thereafter. Approximately 20.31%of the Group
                            I Mortgage Loans require the borrowers to make monthly payments only of accrued interest for the first 24 or 36 months.

                            As of the Cut-off Date, the "GROUP II MORTGAGE
                            LOANS" consisted of first lien, fixed rate and hybrid adjustable rate, conforming and non-conforming balance mortgage loans with an aggregate principal balance of approximately
                            $166,286,250. Approximately 14.04% of the Group II
                            Mortgage Loans have fixed rates and approximately
                            85.96% of the Group II Mortgage Loans have hybrid adjustable rates with an initial rate adjustment occurring approximately either two or three years following origination, and in each case following the initial fixed rate period adjust every six months thereafter. Approximately 36.78% of the Group
                            II Mortgage Loans require the borrowers to make monthly payments only of accrued interest for the first 24 or 36 months.

       PASS-THROUGH RATE:   The "Pass-Through Rate" on any Distribution Date
                            with respect to the Offered Certificates will equal
                            the lesser of (a) the related Formula Rate and (b)
                            the Net WAC Rate for such Distribution Date.

            FORMULA RATE:   The "Formula Rate" for the Offered Certificates is
                            the lesser of (a) the Base Rate for such class or
                            (b) the related Maximum Cap Rate.

               BASE RATE:   The "Base Rate" for the Offered Certificates is One
                            Month LIBOR plus the related margin.

            NET WAC RATE:   The "Net WAC Rate" for any Distribution Date will be
                            a per annum rate (subject to adjustment based on the
                            actual number of days elapsed in the related Accrual
                            Period) equal to the weighted average of the
                            Adjusted Net Mortgage Rates of the Mortgage Loans.

                                  BEAR STEARNS
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT
REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
(THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS
INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN
A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 5)

        MAXIMUM CAP RATE:   The "Maximum Cap Rate" for any Distribution Date
                            will be a per annum rate (subject to adjustment
                            based on the actual number of days elapsed in the
                            related Accrual Period) equal to the weighted
                            average of the Adjusted Net Maximum Mortgage Rates
                            of the Mortgage Loans.

    ADJUSTED NET MORTGAGE   The "Adjusted Net Mortgage Rate" for any Mortgage
                     RATE:  Loan will be equal to the mortgage rate for such
                            Mortgage Loan less the sum of (i) the master
                            servicing fee rate and (ii) the servicing fee rate
                            and (iii) the Trust Administration Fee Rate.

     ADJUSTED NET MAXIMUM   The "Adjusted Net Maximum Mortgage Rate" for any
            MORTGAGE RATE:  Mortgage Loan for any Distribution Date will be a per annum rate equal to the applicable Maximum
                            Mortgage Rate for such Mortgage Loan (or the
                            Mortgage Rate in the case of any fixed-rate Mortgage
                            Loan) as of the first day of the month preceding the
                            month in which such Distribution Date occurs minus
                            the sum of (i) the Servicing Fee Rate, (ii) the
                            Master Servicing Fee Rate and (iii) the Trust
                            Administration Fee Rate.

   NET WAC RATE CARRYOVER   The "Net WAC Rate Carryover Amount" for any class of
                  AMOUNT:   Offered Certificates and any Distribution Date is an
                            amount equal to the sum of (i) the excess, if any,
                            of (x) the amount of interest such class of
                            Certificates would have accrued on such Distribution
                            Date had such Pass-Through Rate been the related
                            Formula Rate for such Distribution Date over (y) the
                            amount of interest such class of Certificates
                            accrued for such Distribution Date at the Net WAC
                            Rate and (ii) the unpaid portion of any related Net
                            WAC Rate Carryover Amount from the prior
                            Distribution Date together with interest accrued on
                            such unpaid portion for the most recently ended
                            Accrual Period at the Formula Rate applicable for
                            such class for such Accrual Period.

 CLASS IA CERTIFICATE CAP   For the first [35] Distribution Dates, the Group I
                AGREEMENT:  Certificates will have the benefit of a cap contract to pay amounts in respect of basis risk shortfalls
                            on such classes of certificates. For the
                            Distribution Date in September 2004 through the
                            Distribution Date in July 2007, the cap contract
                            requires the counterparty to make a payment to the
                            extent one-month LIBOR for any interest accrual
                            period exceeds the rate set forth in the related cap
                            contract, up to a maximum one-month LIBOR of
                            [9.75]%, multiplied by the notional amount set forth
                            in the cap contract and adjusted for the actual
                            number of days in the related accrual period. Cap
                            payments, if any, made by the counterparty will be
                            deposited in the Net WAC Rate Carryover Reserve
                            Account and will be available for distribution in
                            respect of basis risk shortfall amounts on the Group
                            I Certificates as set forth in this prospectus
                            supplement.

                                  BEAR STEARNS
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT
REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
(THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS
INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN
A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 6)

   CLASS IIA CERTIFICATES   For the first [24] Distribution Dates, the Group II
            CAP AGREEMENT:  Certificates will have the benefit of a cap contract to pay amounts in respect of basis risk shortfalls
                            on such classes of certificates. For the
                            Distribution Date in September 2004 through the
                            Distribution Date in August 2006, the cap contract
                            requires the counterparty to make a payment to the
                            extent one-month LIBOR for any interest accrual
                            period exceeds the rate set forth in the related cap
                            contract, up to a maximum one-month LIBOR of
                            [7.50]%, multiplied by the notional amount set forth
                            in the cap contract and adjusted for the actual
                            number of days in the related accrual period. Cap
                            payments, if any, made by the counterparty will be
                            deposited in the Net WAC Rate Carryover Reserve
                            Account and will be available for distribution in
                            respect of basis risk shortfall amounts on the Group
                            II Certificates as set forth in this prospectus
                            supplement.

     CLASS M CERTIFICATES   For the first [24] Distribution Dates, the Class M
            CAP AGREEMENT:  Certificates will have the benefit of a cap contract to pay amounts in respect of basis risk shortfalls
                            on such classes of certificates. For the
                            Distribution Date in September 2004 through the
                            Distribution Date in August 2006, the cap contract
                            requires the counterparty to make a payment to the
                            extent one-month LIBOR for any interest accrual
                            period exceeds the rate set forth in the related cap
                            contract, up to a maximum one-month LIBOR of
                            [7.50]%, multiplied by the notional amount set forth
                            in the cap contract and adjusted for the actual
                            number of days in the related accrual period. Cap
                            payments, if any, made by the counterparty will be
                            deposited in the Net WAC Rate Carryover Reserve
                            Account and will be available for distribution in
                            respect of basis risk shortfall amounts on the Class
                            M Certificates as set forth in this prospectus
                            supplement.

                                  BEAR STEARNS
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 7)


       CREDIT ENHANCEMENT:  Credit Enhancement will
                            - Excess Cashflow
                            - Overcollateralization Amount; and
                            - Subordination

                             - Class A Certificates are senior to the Class M-1,
                               Class M-2, Class M-3, Class M-4, Class M-5,
                               Class M-6, Class M-7, Class M-8 and Class M-9
                               Certificates
                             - Class ation are subordinate to those Class M
                               Certificates with a lower numerical designation

                    Initial Credit
                       Support*         On or After Stepdown Date**
Class                Percentage          Class         Percentage
-----               -------------        -----         ----------
Senior                                   Senior
Certificates           19.75%         Certificates       39.50%

Class M-1              13.75%           Class M-1        27.50%

Class M-2              12.00%           Class M-2        24.00%

Class M-3               8.75%           Class M-3        17.50%

Class M-4               7.00%           Class M-4        14.00%

Class M-5               5.75%           Class M-5        11.50%

Class M-6               4.75%           Class M-6         9.50%

Class M-7               3.75%           Class M-7         7.50%

Class M-8               2.25%           Class M-8         4.50%

Class M-9               1.50%           Class M-9         3.00%

*  Approximate
** Targeted

         EXCESS CASHFLOW:   The "Excess Cashflow" for any Distribution Date will
                            be equal to the available funds remaining after priorities (1) and (2) under "Priority of Distributions."

    OVERCOLLATERALIZATION   The "Overcollateralized Amount" for any Distribution
                   AMOUNT:  Date is an amount equal to (i) the aggregate
                            Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) on the related Determination Date minus (ii) the sum of the aggregate Certificate Principal Balance of the Offered Certificates and the Class P Certificates as of such Distribution Date (after giving effect to distributions to be made on such Distribution Date).

                                  BEAR STEARNS
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 8)

OVERCOLLATERALIZATION TARGET   The "Overcollateralization Target Amount" means with respect to any
                      AMOUNT:  Distribution Date (i) prior to the Stepdown Date, [1.50]% of the aggregate Cut-off Date Principal Balance of all of the Mortgage
                               Loans, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (A) the lesser of (x) [3.00]% of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (y) [1.50]% of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans
                               and (B) 0.50% of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans and (iii) on or after the Stepdown Date if a
                               Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

OVERCOLLATERALIZATION FLOOR    An amount equal to 0.50% of the aggregate principal balance of the
                      AMOUNT:  Mortgage Loans as of the Cut-off Date.

OVERCOLLATERALIZATION RELEASE  An "Overcollateralization Release Amount" means, with respect to any
                      AMOUNT:  Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the
                               Overcollateralized Amount for such Distribution Date (assuming that
                               100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the
                               Overcollateralization Target Amount for such Distribution Date.

               STEPDOWN DATE:  The "Stepdown Date" means the earlier to occur of (i) the
                               Distribution Date on which the aggregate Certificate Principal
                               Balance of the Class A Certificates has been reduced to zero and (ii)
                               the later to occur of (A) the Distribution Date occurring in
                               September 2007 and (B) the first Distribution Date on which the
                               Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans but prior to distribution of the Group I Principal Distribution
                               Amount and the Group II Principal Distribution Amount to the holders of the Certificates then entitled to distributions of principal on such Distribution Date) is greater than or equal to [39.50]%.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 9)

CREDIT ENHANCEMENT  The "Credit Enhancement Percentage" for any Distribution
       PERCENTAGE:  Date is the percentage obtained by dividing (x) the aggregate
                    Certificate Principal Balance of the Subordinate Certificates by (y)
                    the aggregate Principal Balance of the Mortgage Loans, calculated prior to taking into account distributions of principal on the
                    Mortgage Loans and distribution of the Group I Principal Distribution
                    Amount and the Group II Principal Distribution Amount to the holders of the Certificates then entitled to distributions of principal on such Distribution Date.

    TRIGGER EVENT:  A "TRIGGER EVENT" is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the 60+ delinquency percentage exceeds [41.50]% of the current Credit Enhancement Percentage of the
                    Senior Certificates or (ii) cumulative realized losses for the related Distribution Date as a percentage of the principal balance of the Mortgage Loans as of the Cut-off Date are greater than:

DISTRIBUTION DATE                PERCENTAGE
September 2007 - August 2008       [2.75]%
September 2008 - August 2009       [4.50]%
September 2009 - August 2010       [5.50]%
September 2010 and thereafter      [6.00]%

           REALIZED LOSSES:  If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a "REALIZED
                             LOSS." Realized Losses on the Mortgage Loans will, in effect, be absorbed first, by the Excess Cashflow and second by the reduction of the Overcollateralization Amount. Following the reduction of any
                             Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-9
                             Certificates, second to the Class M-8 Certificates, third to the
                             Class M-7 Certificates, fourth to the M-6 Certificates, fifth to the
                             Class M-5 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3 Certificates, eight to the Class M-2 Certificates, and ninth to the Class M-1 Certificates. The Realized Losses allocated to the class of Subordinate Certificates then outstanding with the highest distribution priority will be decreased by the amount of subsequent recoveries until reduced to zero (with any remaining subsequent recoveries applied to reduce the realized loss amount allocated to the class with the highest next distribution priority) and the certificate principal balance of such class or classes of Subordinate Certificates will be increased by the same amount.

GROUP I INTEREST REMITTANCE  The "Group I Interest Remittance Amount" with respect to any
                    AMOUNT:  Distribution Date is that portion of the Available Funds for such
                             Distribution Date attributable to interest received or advanced with respect to the Group I Mortgage Loans.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 10)

GROUP II INTEREST REMITTANCE  The "Group II Interest Remittance Amount" with respect to any
                     AMOUNT:  Distribution Date is that portion of the Available Funds for such
                              Distribution Date attributable to interest received or advanced with respect to the Group II Mortgage Loans.

            AVAILABLE FUNDS:  With respect to any Distribution Date, "Available Funds" will be equal to the sum of the following amounts with respect to the
                              Mortgage Loans, net of amounts reimbursable therefrom to the
                              Servicer, the Master Servicer, the Trust Administrator or the
                              Trustee: (i) the aggregate amount of monthly payments on the Mortgage
                              Loans, after deduction of the Trust Administration fee, the Servicing
                              Fee, the Master Servicing Fee and any accrued and unpaid Trust
                              Administration Fees, Servicing Fees and Master Servicing Fees in
                              respect of any prior Distribution Dates, (ii) certain unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitution for such Mortgage
                              Loans occurring during the related Prepayment Period, excluding prepayment charges and (iii) payments from the Servicer in connection with Advances for such Distribution Date and payments by the Servicer and the Master Servicer in connection with Compensating Interest for such Distribution Date.

           GROUP I PRINCIPAL  The "Group I Principal Distribution Amount" with respect to any
        DISTRIBUTION AMOUNT:  Distribution Date is the sum of (i) the excess of (x) the Group I
                              Principal Remittance Amount over (y) the Overcollateralization
                              Release Amount multiplied by the Group I Allocation Percentage for such Distribution Date and (ii) the Extra Principal Distribution
                              Amount for such Distribution Date multiplied by the Group I
                              Allocation Percentage.

          GROUP II PRINCIPAL  The "Group II Principal Distribution Amount" with respect to any
        DISTRIBUTION AMOUNT:  Distribution Date is the sum of (i) the excess of (x) the Group II
                              Principal Remittance Amount over (y) the Overcollateralization
                              Release Amount multiplied by the Group II Allocation Percentage for such Distribution Date and (ii) the Extra Principal Distribution
                              Amount for such Distribution Date multiplied by the Group II
                              Allocation Percentage.

          GROUP I ALLOCATION  The "Group I Allocation Percentage"
                 PERCENTAGE:  for any Distribution Date is the percentage equivalent of a fraction, the numerator of which is (i) the Group I Principal Remittance Amount for such Distribution Date, and the denominator of which is (ii) the principal remittance amount for such Distribution Date.

         GROUP II ALLOCATION  The "Group II Allocation Percentage"
                 PERCENTAGE:  for any Distribution Date is the percentage equivalent of a fraction, the numerator of which is (i) the Group II Principal Remittance
                              Amount for such Distribution Date, and the denominator of which is
                              (ii) the principal remittance amount for such Distribution Date.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 11)

 GROUP I SENIOR PRINCIPAL  The "Group I Senior Principal Distribution Amount" is an amount equal
     DISTRIBUTION AMOUNT:  to the excess of (x) the Certificate Principal Balance of the Class
                           IA Certificates immediately prior to such Distribution Date over (y)
                           the lesser of (A) the product of (i) 60.50% and (ii) the aggregate
                           Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Principal
                           Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus approximately $1,947,639.

GROUP II SENIOR PRINCIPAL  The "Group II Senior Principal Distribution Amount" is an amount
     DISTRIBUTION AMOUNT:  equal to the excess of (x) the aggregate Certificate Principal
                           Balance of the Group II Certificates immediately prior to such
                           Distribution Date over (y) the lesser of (A) the product of (i)
                           60.50% and (ii) the aggregate Principal Balance of the Group II
                           Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related
                           Prepayment Period) and (B) the aggregate Principal Balance of the
                           Group II Mortgage Loans as of the last day of the related Due Period
                           (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related
                           Prepayment Period) minus approximately $831,431.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 12)

CLASS M-1 PRINCIPAL   The "Class M-1 Principal Distribution Amount" is an amount equal to
DISTRIBUTION AMOUNT:  the excess of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such
                      Distribution Date) and (ii) the aggregate Certificate Principal
                      Balance of the Class M-1 Certificates immediately prior to such
                      Distribution Date over (y) the lesser of (A) the product of (i)
                      72.50% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus approximately
                      $2,779,071.

CLASS M-2 PRINCIPAL   The "Class M-2 Principal Distribution Amount" is an amount equal to
DISTRIBUTION AMOUNT:  the excess of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the distribution of Senior Principal Distribution Amount on such
                      Distribution Date), (ii) the aggregate Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such
                      Distribution Date) and (iii) the aggregate Certificate Principal
                      Balance of the Class M-2 Certificates immediately prior to such
                      Distribution Date over (y) the lesser of (A) the product of (i)
                      76.00% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus approximately
                      $2,779,071.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 13)

CLASS M-3 PRINCIPAL   The "Class M-3 Principal Distribution Amount" is an amount equal to
DISTRIBUTION AMOUNT:  the excess of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such
                      Distribution Date), (ii) the aggregate Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the aggregate Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such
                      Distribution Date) and (iv) the Certificate Principal Balance of the
                      Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 82.50% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate
                      Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus approximately $2,779,071.

CLASS M-4 PRINCIPAL   The "Class M-4 Principal Distribution Amount" is an amount equal to
DISTRIBUTION AMOUNT:  the excess of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such
                      Distribution Date), (ii) the aggregate Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the aggregate Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the aggregate Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such
                      Distribution Date) and (v) the aggregate Certificate Principal
                      Balance of the Class M-4 Certificates immediately prior to such
                      Distribution Date over (y) the lesser of (A) the product of (i)
                      86.00% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus approximately
                      $2,779,071.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 14)

CLASS M-5 PRINCIPAL   The "Class M-5 Principal Distribution Amount" is an amount equal to
DISTRIBUTION AMOUNT:  the excess of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such
                      Distribution Date), (ii) the aggregate Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the aggregate Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the aggregate Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such
                      Distribution Date), (v) the aggregate Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such
                      Distribution Date) and (vi) the aggregate Certificate Principal
                      Balance of the Class M-5 Certificates immediately prior to such
                      Distribution Date over (y) the lesser of (A) the product of (i)
                      88.50% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus approximately
                      $2,779,071.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 15)

CLASS M-6 PRINCIPAL   The "Class M-6 Principal Distribution Amount" is an amount equal to
DISTRIBUTION AMOUNT:  the excess of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such
                      Distribution Date), (ii) the aggregate Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the aggregate Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the aggregate Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such
                      Distribution Date), (v) the aggregate Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such
                      Distribution Date), (vi) the aggregate Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such
                      Distribution Date) and (vii) the aggregate Certificate Principal
                      Balance of the Class M-6 Certificates immediately prior to such
                      Distribution Date over (y) the lesser of (A) the product of (i)
                      90.50% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus approximately
                      $2,779,071.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 16)

CLASS M-7 PRINCIPAL   The "Class M-7 Principal Distribution Amount" is an amount equal to
DISTRIBUTION AMOUNT:  the excess of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such
                      Distribution Date), (ii) the aggregate Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the aggregate Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the aggregate Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such
                      Distribution Date), (v) the aggregate Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such
                      Distribution Date), (vi) the aggregate Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such
                      Distribution Date), (vii) the aggregate Certificate Principal Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such
                      Distribution Date) and (viii) the aggregate Certificate Principal
                      Balance of the Class M-7 Certificates immediately prior to such
                      Distribution Date over (y) the lesser of (A) the product of (i)
                      92.50% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus approximately
                      $2,779,071.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 17)

CLASS M-8 PRINCIPAL   The "Class M-8 Principal Distribution Amount" is an amount equal to
DISTRIBUTION AMOUNT:  the excess of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such
                      Distribution Date), (ii) the aggregate Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the aggregate Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the aggregate Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such
                      Distribution Date), (v) the aggregate Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such
                      Distribution Date), (vi) the aggregate Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such
                      Distribution Date), (vii) the aggregate Certificate Principal Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such
                      Distribution Date), (viii) the aggregate Certificate Principal
                      Balance of the Class M-7 Certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount on such
                      Distribution Date) and (ix) the aggregate Certificate Principal
                      Balance of the Class M-8 Certificates immediately prior to such
                      Distribution Date over (y) the lesser of (A) the product of (i)
                      95.50% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus approximately
                      $2,779,071.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 18)

CLASS M-9 PRINCIPAL   The "Class M-9 Principal Distribution Amount" is an amount equal to
DISTRIBUTION AMOUNT:  the excess of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such
                      Distribution Date), (ii) the aggregate Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such
                      Distribution Date), (iii) the aggregate Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the aggregate Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such
                      Distribution Date), (v) the aggregate Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such
                      Distribution Date), (vi) the aggregate Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such
                      Distribution Date), (vii) the aggregate Certificate Principal Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such
                      Distribution Date), (viii) the aggregate Certificate Principal
                      Balance of the Class M-7 Certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount on such
                      Distribution Date), (ix) the aggregate Certificate Principal Balance of the Class M-8 Certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount on such
                      Distribution Date) and (x) the aggregate Certificate Principal
                      Balance of the Class M-9 Certificates immediately prior to such
                      Distribution Date over (y) the lesser of (A) the product of (i)
                      97.00% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus approximately
                      $2,779,071.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 19)

PRIORITY OF DISTRIBUTIONS:     Interest Distributions

                                    I.          On each Distribution Date the Group I Interest Remittance Amount for such
                                                Distribution Date will be paid

                                                (i)         to the holders of the Class IA Certificates, the monthly interest and the Unpaid Interest Shortfalls amount, if any, for such Certificates;
                                                            and

                                                (ii)        concurrently, to the holders of the Group II Certificates, on a pro rata basis based on the entitlement of each such class, an amount equal to the excess if any, of (x) the amount required to be distributed pursuant to clause II(i) for such Distribution date over (y) the amount actually distributed pursuant to such clause from the Group II Interest
                                                            Remittance Amount.

                                    II.         On each Distribution Date the Group II Interest Remittance Amount for such
                                                Distribution Date will be paid

                                                (i)         concurrently, to the holders of the Group II Certificates, on a pro rata basis based on the entitlement of each such class, the monthly interest and the Unpaid Interest Shortfall Amount, if any, for each such class;
                                                            and

                                                (ii)        to the holders of the Class IA Certificates, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to clause I(i) above for such Distribution date over (y) the amount distributed pursuant to such clause from the Group I Interest Remittance
                                                            Amount.

                                    III.        On each Distribution date, following the distributions made pursuant to clauses I and II above

                                                (i)         to the holders of the Class M-1 Certificates, the related monthly interest;

                                                (ii)        to the holders of the Class M-2 Certificates, the related monthly interest;

                                                (iii)       to the holders of the Class M-3 Certificates, the related monthly interest;

                                                (iv)        to the holders of the Class M-4 Certificates, the related monthly interest;

                                                (v)         to the holders of the Class M-5 Certificates, the related monthly interest;

                                                (vi)        to the holders of the Class M-6 Certificates, the related monthly interest;

                                                (vii)       to the holders of the Class M-7 Certificates, the related monthly interest;

                                                (viii)      to the holders of the Class M-8 Certificates, the related monthly interest; and

                                                (ix)        to the holders of the Class M-9 Certificates, the related monthly interest.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 20)

PRIORITY OF DISTRIBUTIONS (CONT.):  Principal Distributions

                                    A.

                                        I.      On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger
                                                Event is in effect, distributions of principal to the extent of the Group I
                                                Principal Distribution Amount shall be distributed in the following amounts and order of priority:

                                                (i)         first, to the holders of the Class IA Certificates, until the
                                                            Certificate Principal balance thereof has been reduced to zero; and

                                                (ii)        second, after taking into account the amount distributed to the holders of the Group II Certificates on such Distribution Date, to the holders of the Group II Certificates until the Certificate Principal Balances thereof have been reduced to zero.


                                        II.     On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger
                                                Event is in effect, distributions in respect of principal to the extent of the
                                                Group II Principal Distribution Amount shall be distributed in the following amounts and order of priority:


                                                (i)         first, to the holders of the Group II Certificates until the Certificate
                                                            Principal Balances thereof have been reduced to zero; and

                                                (ii)        second, after taking into account the amount distributed to the holders of the Class IA Certificates on such Distribution Date, to the holders of the Class IA Certificates, until the Certificate Principal Balance thereof has been reduced to zero.


                                        III.    On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger
                                                Event is in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal
                                                Distribution Amount remaining undistributed for such Distribution Date shall be distributed in the following amounts and order of priority:


                                                (i)         first, to the holders of the Class M-1 Certificates, until the
                                                            Certificate Principal Balance thereof has been reduced to zero;

                                                (ii)        second, to the holders of the Class M-2 Certificates, until the
                                                            Certificate Principal Balance thereof has been reduced to zero;

                                                (iii)       third, to the holders of the Class M-3 Certificates, until the
                                                            Certificate Principal Balance thereof has been reduced to zero;

                                                (iv)        fourth, to the holders of the Class M-4 Certificates, until the
                                                            Certificate Principal Balance thereof has been reduced to zero;

                                                (v)         fifth, to the holders of the Class M-5 Certificates, until the
                                                            Certificate Principal Balance thereof has been reduced to zero;

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 21)

PRIORITY OF DISTRIBUTIONS (CONT.):              (vi)        sixth, to the holders of the Class M-6 Certificates, until the
                                                            Certificate Principal Balance thereof has been reduced to zero;

                                                (vii)       seventh, to the holders of the Class M-7 Certificates, until the
                                                            Certificate Principal Balance thereof has been reduced to zero;

                                                (viii)      eight, to the holders of the Class M-8 Certificates, until the
                                                            Certificate Principal Balance thereof has been reduced to zero; and

                                                (ix)        ninth, to the holders of the Class M-9 Certificates, until the
                                                            Certificate Principal Balance thereof has been reduced to zero.

                                    B.

                                        I.      On each Distribution Date (a) on or after the Stepdown Date and (b) on which a
                                                Trigger Event is not in effect, distributions in respect of principal to the extent of the Group I Principal Distribution Amount shall be distributed in the following amounts and order of priority:

                                                (i)         first, to the holders of the Class IA Certificates, the Group I Senior
                                                            Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and

                                                (ii)        second, to the holders of the Group II Certificates, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to clause BII(i) below for such Distribution Date over (y) the amount actually distributed pursuant to clause BII(i) below from the
                                                            Group II Principal Distribution Amount on such Distribution Date.

                                        II.     On each Distribution Date (a) on or after the Stepdown Date and (b) on which a
                                                Trigger Event is not in effect, distributions in respect of principal to the extent of the Group II Principal Distribution Amount shall be distributed in the following amounts and order of priority:

                                                (i)         first, to the holders of the Group II Certificates, the Group II Senior
                                                            Principal Distribution Amount until the Certificate Principal Balances thereof have been reduced to zero; and

                                                (ii)        second, to the holders of the Class IA Certificates, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to clause BI(i) above for such Distribution Date over (y) the amount actually distributed pursuant to clause BI(i) above from the
                                                            Group I Principal Distribution Amount on such Distribution Date.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 22)

PRIORITY OF DISTRIBUTIONS (CONT.):      III.    On each Distribution Date (a) on or after the Stepdown Date and (b) on which a
                                                Trigger Event is not in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II
                                                Principal Distribution Amount remaining undistributed for such Distribution Date shall be distributed in the following amounts and order of priority:

                                                (i)         first, to the holders of the Class M-1 Certificates, the Class M-1
                                                            Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;


                                                (ii)        second, to the holders of the Class M-2 Certificates, the Class M-2
                                                            Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                                (iii)       third, to the holders of the Class M-3 Certificates, the Class M-3
                                                            Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                                (iv)        fourth, to the holders of the Class M-4 Certificates, the Class M-4
                                                            Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                                (v)         fifth, to the holders of the Class M-5 Certificates, the Class M-5
                                                            Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                                (vi)        sixth, to the holders of the Class M-6 Certificates, the Class M-6
                                                            Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                                (vii)       seventh, to the holders of the Class M-7 Certificates, the Class M-7
                                                            Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                                (viii)      eight, to the holders of the Class M-8 Certificates, the Class M-8
                                                            Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                                                (ix)        ninth, to the holders of the Class M-9 Certificates, the Class M-9
                                                            Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

                                    With respect to the Group II Certificates, all principal distributions will be distributed sequentially, first, to the holders of the Class IIA-1 Certificates, until the Certificate
                                    Principal Balance of the Class IIA-1 Certificates has been reduced to zero; and second, to the holders of the Class IIA-2 Certificates, until the Certificate Principal Balance of the Class
                                    IIA-2 Certificates has been reduced to zero; provided, however, on any Distribution Date on which the aggregate Certificate Principal Balance of the

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 23)

PRIORITY OF DISTRIBUTIONS (CONT.):  Subordinate Certificates has been reduced to zero, notwithstanding anything contained herein to the contrary, all distributions of principal to the Class IIA-1 Certificates and the Class IIA-2
                                    Certificates will be distributed concurrently, on a pro rata basis based on the Certificate
                                    Principal Balance of each such class.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 24)

OVERCOLLATERALIZATION   On each Distribution Date, the Excess Cashflow, if any, will be distributed as follows:
          PROVISIONS:

                            (i)    to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, distributable to such holders as part of the Group I Principal Distribution Amount and/or the
                                   Group II Principal Distribution Amount;

                            (ii)   to the holders of the Class M-1 Certificates, in an amount equal to the Unpaid Interest Shortfall
                                   Amount allocable to such Certificates;

                            (iii)  to the holders of the Class M-1 Certificates, in an amount equal to the Allocated Realized Loss
                                   Amount allocable to the Class M-1 Certificates;

                            (iv)   to the holders of the Class M-2 Certificates, in an amount equal to the Unpaid Interest Shortfall
                                   Amount allocable to such Certificates;

                            (v)    to the holders of the Class M-2 Certificates, in an amount equal to the Allocated Realized Loss
                                   Amount allocable to the Class M-2 Certificates;

                            (vi)   to the holders of the Class M-3 Certificates, in an amount equal to the Unpaid Interest Shortfall
                                   Amount allocable to such Certificates;

                            (vii)  to the holders of the Class M-3 Certificates, in an amount equal to the Allocated Realized Loss
                                   Amount allocable to the Class M-3 Certificates;

                            (viii) to the holders of the Class M-4 Certificates, in an amount equal to the Unpaid Interest Shortfall
                                   Amount allocable to such Certificates;

                            (ix)   to the holders of the Class M-4 Certificates, in an amount equal to the Allocated Realized Loss
                                   Amount allocable to the Class M-4 Certificates;

                            (x)    to the holders of the Class M-5 Certificates, in an amount equal to the Unpaid Interest Shortfall
                                   Amount allocable to such Certificates;

                            (xi)   to the holders of the Class M-5 Certificates, in an amount equal to the Allocated Realized Loss
                                   Amount allocable to the Class M-5 Certificates;

                            (xii)  to the holders of the Class M-6 Certificates, in an amount equal to the Unpaid Interest Shortfall
                                   Amount allocable to such Certificates;

                            (xiii) to the holders of the Class M-6 Certificates, in an amount equal to the Allocated Realized Loss
                                   Amount allocable to the Class M-6 Certificates;

                            (xiv)  to the holders of the Class M-7 Certificates, in an amount equal to the Unpaid Interest Shortfall
                                   Amount allocable to such Certificates;

                            (xv)   to the holders of the Class M-7 Certificates, in an amount equal to the Allocated Realized Loss
                                   Amount allocable to the Class M-7 Certificates;

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 25)

OVERCOLLATERALIZATION       (xvi)  to the holders of the Class M-8 Certificates, in an amount equal to the Unpaid Interest Shortfall
PROVISIONS (CONT.):                Amount allocable to such Certificates;

                            (xvii) to the holders of the Class M-8 Certificates, in an amount equal to the Allocated Realized Loss
                                   Amount allocable to the Class M-8 Certificates;

                            (xviii) to the holders of the Class M-9 Certificates, in an amount equal to the Unpaid Interest
                                   Shortfall Amount allocable to such Certificates;

                            (xix)  to the holders of the Class M-9 Certificates, in an amount equal to the Allocated Realized Loss
                                   Amount allocable to the Class M-9 Certificates

                            (xx)   to the Net WAC Rate Carryover Reserve Account, the amount by which any Net WAC Rate Carryover
                                   Amounts for such Distribution Date exceed the amounts received under the cap contract for distribution to the applicable Classes (in order of priority), any Net WAC Rate Carryover Amounts for such Distribution Date;

                            (xxi)  any remainder as specified in the Pooling and Servicing Agreement.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 26)

                             INTEREST RATE CORRIDOR
                         FOR THE CLASS IIA CERTIFICATES

                   CLASS IIA
                  CERTIFICATES
DISTRIBUTION        NOTIONAL          STRIKE        CEILING
   DATE            BALANCE ($)          (%)           (%)
   ----            -----------          ---           ---
   9/25/04      133,444,000.00         6.12          7.50
  10/25/04      132,009,348.06         6.12          7.50
  11/25/04      130,185,314.27         5.92          7.50
  12/25/04      127,973,815.26         6.12          7.50
   1/25/05      125,378,586.95         5.92          7.50
   2/25/05      122,406,137.89         5.92          7.50
   3/25/05      119,065,809.80         6.58          7.50
   4/25/05      115,369,809.43         5.92          7.50
   5/25/05      111,333,209.36         6.12          7.50
   6/25/05      106,973,915.60         5.92          7.50
   7/25/05      102,312,600.25         6.12          7.50
   8/25/05       97,810,951.00         5.92          7.50
   9/25/05       93,463,408.91         5.92          7.50
  10/25/05       89,264,610.31         6.12          7.50
  11/25/05       85,209,379.92         5.92          7.50
  12/25/05       81,292,724.17         6.12          7.50
   1/25/06       77,509,824.84         5.92          7.50
   2/25/06       73,856,032.82         5.92          7.50
   3/25/06       70,326,862.21         6.58          7.50
   4/25/06       66,917,984.48         5.92          7.50
   5/25/06       63,625,223.01         6.12          7.50
   6/25/06       60,444,547.66         5.92          7.50
   7/25/06       57,372,069.63         8.40          7.50
   8/25/06       54,397,433.81         8.11          7.50

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 27)

                             INTEREST RATE CORRIDOR
                          FOR THE CLASS M CERTIFICATES

                   CLASS M
DISTRIBUTION       NOTIONAL         STRIKE      CEILING
    DATE          BALANCE ($)         (%)         (%)
    ----          -----------         ---         ---
   9/25/04      101,435,000.00       4.31        7.50
  10/25/04      101,435,000.00       4.31        7.50
  11/25/04      101,435,000.00       4.12        7.50
  12/25/04      101,435,000.00       4.31        7.50
   1/25/05      101,435,000.00       4.12        7.50
   2/25/05      101,435,000.00       4.12        7.50
   3/25/05      101,435,000.00       4.72        7.50
   4/25/05      101,435,000.00       4.12        7.50
   5/25/05      101,435,000.00       4.31        7.50
   6/25/05      101,435,000.00       4.12        7.50
   7/25/05      101,435,000.00       4.31        7.50
   8/25/05      101,435,000.00       4.12        7.50
   9/25/05      101,435,000.00       4.12        7.50
  10/25/05      101,435,000.00       4.31        7.50
  11/25/05      101,435,000.00       4.12        7.50
  12/25/05      101,435,000.00       4.31        7.50
   1/25/06      101,435,000.00       4.12        7.50
   2/25/06      101,435,000.00       4.13        7.50
   3/25/06      101,435,000.00       4.73        7.50
   4/25/06      101,435,000.00       4.13        7.50
   5/25/06      101,435,000.00       4.32        7.50
   6/25/06      101,435,000.00       4.13        7.50
   7/25/06      101,435,000.00       6.59        7.50
   8/25/06      101,435,000.00       6.32        7.50

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 28)

                          CLASS IIA AVAILABLE FUNDS CAP
                   (100% Pricing Prepayment Speed; Actual/360)

            SPOT        INDEX                  SPOT          INDEX
            INDEX       VALUES                 INDEX        VALUES
           VALUES       AT 20%                VALUES        AT 20%
MONTH        (%)         (%)       MONTH        (%)           (%)
-----      ------       ------     -----      ------        -------
  1         5.84         6.99        41        7.46          10.76
  2         5.84         7.22        42        7.45          10.75
  3         5.65         7.28        43        7.96          11.47
  4         5.84         7.22        44        7.44          10.71
  5         5.65         7.28        45        7.68          11.05
  6         5.65         7.28        46        7.43          10.67
  7         6.25         7.11        47        7.67          11.10
  8         5.65         7.28        48        7.42          10.72
  9         5.84         7.22        49        7.41          10.70
 10         5.65         7.28        50        7.65          11.04
 11         5.84         7.22        51        7.40          10.66
 12         5.65         7.28        52        7.64          11.00
 13         5.65         7.28        53        7.39          10.68
 14         5.84         7.22        54        7.38          10.66
 15         5.65         7.29        55        8.16          11.78
 16         5.84         7.22        56        7.37          10.62
 17         5.65         7.29        57        7.61          10.95
 18         5.66         7.29        58        7.35          10.58
 19         6.26         7.12        59        7.59          10.91
 20         5.66         7.29        60        7.34          10.53
 21         5.85         7.23        61        7.33          10.51
 22         5.66         7.29        62        7.57          10.84
 23         7.62         8.12        63        7.32          10.47
 24         7.37         7.85        64        7.56          10.80
 25         7.37         7.84        65        7.31          10.43
 26         7.61         8.10        66        7.30          10.40
 27         7.36         7.83        67        8.08          11.49
 28         7.60         8.09        68        7.29          10.36
 29         7.35         8.90        69        7.52          10.68
 30         7.35         8.89        70        7.27          10.31
 31         8.13         9.83        71        7.51          10.63
 32         7.34         8.87        72        7.26          10.27
 33         7.58         9.15        73        7.25          10.25
 34         7.33         8.85        74        7.49          10.56
 35         7.74        10.41        75        7.24          10.20
 36         7.48        10.06
 37         7.48        10.05
 38         7.72        10.37
 39         7.47        10.02
 40         7.71        10.34

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 29)

                           CLASS M AVAILABLE FUNDS CAP
                   (100% Pricing Prepayment Speed; Actual/360)

            SPOT        INDEX                   SPOT         INDEX
            INDEX       VALUES                 INDEX        VALUES
           VALUES       AT 20%                 VALUES       AT 20%
MONTH        (%)         (%)        MONTH       (%)           (%)
-----      ------       ------      -----      ------       ------
  1         6.24         8.90        41         7.54         11.06
  2         6.24         9.43        42         7.54         11.04
  3         6.04         9.53        43         8.05         11.78
  4         6.24         9.43        44         7.52         11.00
  5         6.04         9.53        45         7.77         11.34
  6         6.04         9.53        46         7.51         10.95
  7         6.69         9.28        47         7.76         11.36
  8         6.04         9.53        48         7.50         10.98
  9         6.24         9.43        49         7.49         10.95
 10         6.04         9.53        50         7.74         11.30
 11         6.24         9.43        51         7.48         10.91
 12         6.04         9.53        52         7.73         11.25
 13         6.04         9.53        53         7.47         10.91
 14         6.24         9.43        54         7.46         10.89
 15         6.04         9.53        55         8.26         12.03
 16         6.24         9.43        56         7.45         10.84
 17         6.04         9.53        57         7.69         11.18
 18         6.04         9.52        58         7.44         10.80
 19         6.69         9.27        59         7.68         11.13
 20         6.04         9.52        60         7.43         10.75
 21         6.24         9.42        61         7.42         10.73
 22         6.04         9.52        62         7.66         11.06
 23         7.77         9.43        63         7.41         10.68
 24         7.51         9.46        64         7.65         11.01
 25         7.51         8.23        65         7.39         10.64
 26         7.76         8.50        66         7.39         10.61
 27         7.50         8.22        67         8.17         11.72
 28         7.75         8.48        68         7.37         10.56
 29         7.49         9.28        69         7.61         10.89
 30         7.49         9.27        70         7.36         10.52
 31         8.28        10.25        71         7.60         10.84
 32         7.48         9.25        72         7.34         10.47
 33         7.72         9.54        73         7.34         10.44
 34         7.47         9.23        74         7.58         10.76
 35         7.83        10.75        75         7.32         10.39
 36         7.57        10.38
 37         7.56        10.37
 38         7.81        10.70
 39         7.55        10.34
 40         7.80        10.66

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 30)

                           EXCESS SPREAD BEFORE LOSSES
                   (100% Pricing Prepayment Speed; Actual/360)

            SPOT       FORWARD                  SPOT        FORWARD
            INDEX       INDEX                  INDEX         INDEX
           VALUES       VALUES                 VALUES       VALUES
MONTH        (%)         (%)        MONTH       (%)           (%)
-----      ------       ------      -----      ------       ------
  1         4.46         4.46        41         5.31         4.41
  2         4.10         4.00        42         5.32         4.37
  3         4.03         3.78        43         5.48         4.68
  4         4.10         3.72        44         5.32         4.28
  5         4.02         3.51        45         5.39         4.41
  6         4.02         3.40        46         5.31         4.19
  7         4.23         3.60        47         5.39         4.51
  8         4.01         3.24        48         5.31         4.29
  9         4.07         3.25        49         5.30         4.24
 10         3.99         3.05        50         5.37         4.37
 11         4.06         3.04        51         5.29         4.14
 12         3.98         2.83        52         5.36         4.28
 13         3.97         2.73        53         5.27         4.18
 14         4.03         2.74        54         5.27         4.13
 15         3.95         2.53        55         5.50         4.65
 16         4.01         2.56        56         5.25         4.04
 17         3.93         2.36        57         5.32         4.19
 18         3.92         2.27        58         5.24         3.95
 19         4.13         2.55        59         5.31         4.22
 20         3.90         2.11        60         5.23         3.98
 21         3.96         2.16        61         5.23         3.95
 22         3.87         1.97        62         5.31         4.10
 23         5.46         4.22        63         5.23         3.88
 24         5.37         4.00        64         5.30         4.04
 25         5.35         3.92        65         5.23         3.91
 26         5.41         3.99        66         5.23         3.88
 27         5.31         3.77        67         5.46         4.43
 28         5.37         3.85        68         5.23         3.82
 29         5.27         4.46        69         5.30         3.99
 30         5.25         4.39        70         5.23         3.76
 31         5.47         4.80        71         5.30         4.01
 32         5.21         4.25        72         5.23         3.79
 33         5.27         4.34        73         5.23         3.76
 34         5.16         4.11        74         5.30         3.94
 35         5.34         4.62        75         5.23         3.72
 36         5.23         4.38
 37         5.21         4.30
 38         5.30         4.40
 39         5.28         4.23
 40         5.38         4.38

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 31)

                             PREPAYMENT SENSITIVITY

CLASS IIA-1 (TO CALL / TO MATURITY)

% OF PRICING SPEED ASSUMPTION              0%             50%            75%            100%            125%           150%
-----------------------------          --------         -------        -------        --------         -------        -------
AVERAGE LIFE (YEARS)                      17.29            3.03           2.07            1.50            1.20           1.01
MODIFIED DURATION (YEARS)                 14.29            2.88           2.00            1.46            1.17           0.99
FIRST PRINCIPAL PAYMENT                 9/25/04         9/25/04        9/25/04         9/25/04         9/25/04        9/25/04
LAST PRINCIPAL PAYMENT                 11/25/31         5/25/13        6/25/10        12/25/08         2/25/07        9/25/06
PRINCIPAL LOCKOUT (MONTHS)                    0               0              0               0               0              0
PRINCIPAL WINDOW (MONTHS)                   327             105             70              52              30             25
ILLUSTRATIVE YIELD @ PAR (30/360)          1.90%           1.90%          1.90%           1.90%           1.89%          1.89%

CLASS IIA-2 (TO CALL)

% OF PRICING SPEED ASSUMPTION              0%             50%            75%            100%            125%           150%
-----------------------------          --------         -------        -------        --------         -------        -------
AVERAGE LIFE (YEARS)                      28.28           11.49           7.71            5.67            3.56           2.38
MODIFIED DURATION (YEARS)                 20.94           10.06           7.02            5.28            3.38           2.30
FIRST PRINCIPAL PAYMENT                11/25/31         5/25/13        6/25/10        12/25/08         2/25/07        9/25/06
LAST PRINCIPAL PAYMENT                  4/25/33         4/25/17        2/25/13        11/25/10         7/25/09        6/25/07
PRINCIPAL LOCKOUT (MONTHS)                  326             104             69              51              29             24
PRINCIPAL WINDOW (MONTHS)                    18              48             33              24              30             10
ILLUSTRATIVE YIELD @ PAR (30/360)          2.18%           2.18%          2.18%           2.17%           2.17%          2.17%

CLASS IIA-2 (TO MATURITY)

% OF PRICING SPEED ASSUMPTION              0%             50%            75%            100%            125%           150%
-----------------------------          --------         -------        -------        --------         -------        -------
AVERAGE LIFE (YEARS)                      28.55           13.57           9.33            6.91            4.49           2.38
MODIFIED DURATION (YEARS)                 21.09           11.52           8.28            6.31            4.18           2.30
FIRST PRINCIPAL PAYMENT                11/25/31         5/25/13        6/25/10        12/25/08         2/25/07        9/25/06
LAST PRINCIPAL PAYMENT                  6/25/34        12/25/29        2/25/24         8/25/19         7/25/16        6/25/07
PRINCIPAL LOCKOUT (MONTHS)                  326             104             69              51              29             24
PRINCIPAL WINDOW (MONTHS)                    32             200            165             129             114             10
ILLUSTRATIVE YIELD @ PAR (30/360)          2.18%           2.24%          2.26%           2.26%           2.27%          2.17%

CLASS M-1 (TO CALL)

% OF PRICING SPEED ASSUMPTION             0%              50%            75%            100%             125%          150%
-----------------------------          --------         -------        -------        --------         -------        -------
AVERAGE LIFE (YEARS)                      26.38            8.32           5.61            4.56            4.59           3.79
MODIFIED DURATION (YEARS)                 19.61            7.42           5.18            4.28            4.32           3.59
FIRST PRINCIPAL PAYMENT                 2/25/27         9/25/08       10/25/07         2/25/08         8/25/08        6/25/07
LAST PRINCIPAL PAYMENT                  4/25/33         4/25/17        2/25/13        11/25/10         7/25/09        7/25/08
PRINCIPAL LOCKOUT (MONTHS)                  269              48             37              41              47             33
PRINCIPAL WINDOW (MONTHS)                    75             104             65              34              12             14
ILLUSTRATIVE YIELD @ PAR (30/360)          2.29%           2.29%          2.29%           2.29%           2.29%          2.29%

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 32)

                             PREPAYMENT SENSITIVITY

CLASS M-1 (TO MATURITY)

% OF PRICING SPEED ASSUMPTION                0%             50%            75%            100%             125%          150%
-----------------------------             -------         -------       --------        --------         -------        -------
AVERAGE LIFE (YEARS)                        26.49            9.16           6.25            5.05            5.00           5.72
MODIFIED DURATION (YEARS)                   19.67            8.01           5.67            4.68            4.66           5.27
FIRST PRINCIPAL PAYMENT                   2/25/27         9/25/08       10/25/07         2/25/08         8/25/08        6/25/07
LAST PRINCIPAL PAYMENT                    5/25/34         2/25/27        1/25/21        12/25/16         4/25/14        6/25/14
PRINCIPAL LOCKOUT (MONTHS)                    269              48             37              41              47             33
PRINCIPAL WINDOW (MONTHS)                      88             222            160             107              69             85
ILLUSTRATIVE YIELD @ PAR (30/360)            2.29%           2.31%          2.32%           2.31%           2.31%          2.39%

CLASS M-2 (TO CALL)

% OF PRICING SPEED ASSUMPTION               0%              50%            75%            100%             125%           150%
-----------------------------             -------         -------       --------        --------         -------        -------
AVERAGE LIFE (YEARS)                        26.38            8.32           5.61            4.45            4.16           3.90
MODIFIED DURATION (YEARS)                   19.49            7.40           5.16            4.17            3.92           3.69
FIRST PRINCIPAL PAYMENT                   2/25/27         9/25/08       10/25/07         1/25/08         6/25/08        7/25/08
LAST PRINCIPAL PAYMENT                    4/25/33         4/25/17        2/25/13        11/25/10         7/25/09        7/25/08
PRINCIPAL LOCKOUT (MONTHS)                    269              48             37              40              45             46
PRINCIPAL WINDOW (MONTHS)                      75             104             65              35              14              1
ILLUSTRATIVE YIELD @ PAR (30/360)            2.34%           2.34%          2.34%           2.34%           2.34%          2.34%

CLASS M-2 (TO MATURITY)

% OF PRICING SPEED ASSUMPTION                0%             50%            75%            100%             125%           150%
-----------------------------             -------         -------       --------        --------         -------        -------
AVERAGE LIFE (YEARS)                        26.49            9.12           6.21            4.91            4.51           4.45
MODIFIED DURATION (YEARS)                   19.54            7.96           5.63            4.55            4.22           4.17
FIRST PRINCIPAL PAYMENT                   2/25/27         9/25/08       10/25/07         1/25/08         6/25/08        8/25/08
LAST PRINCIPAL PAYMENT                    4/25/34         7/25/25        7/25/19        10/25/15         5/25/13        9/25/11
PRINCIPAL LOCKOUT (MONTHS)                    269              48             37              40              45             47
PRINCIPAL WINDOW (MONTHS)                      87             203            142              94              60             38
ILLUSTRATIVE YIELD @ PAR (30/360)            2.34%           2.36%          2.37%           2.37%           2.36%          2.38%

CLASS M-3 (TO CALL)

% OF PRICING SPEED ASSUMPTION                0%             50%            75%            100%             125%          150%
-----------------------------             -------         -------       --------        --------         -------        -------
AVERAGE LIFE (YEARS)                        26.38            8.32           5.60            4.41            3.99           3.78
MODIFIED DURATION (YEARS)                   18.27            7.21           5.06            4.07            3.72           3.54
FIRST PRINCIPAL PAYMENT                   2/25/27         9/25/08        9/25/07        12/25/07         2/25/08        3/25/08
LAST PRINCIPAL PAYMENT                    4/25/33         4/25/17        2/25/13        11/25/10         7/25/09        7/25/08
PRINCIPAL LOCKOUT (MONTHS)                    269              48             36              39              41             42
PRINCIPAL WINDOW (MONTHS)                      75             104             66              36              18              5
ILLUSTRATIVE YIELD @ PAR (30/360)            2.87%           2.87%          2.87%           2.87%           2.87%          2.87%

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 33)

                             PREPAYMENT SENSITIVITY

CLASS M-3 (TO MATURITY)

% OF PRICING SPEED ASSUMPTION                0%             50%            75%             100%            125%          150%
-----------------------------             -------         -------       --------        --------         -------        -------
AVERAGE LIFE (YEARS)                        26.49            9.08           6.17            4.84            4.32           4.06
MODIFIED DURATION (YEARS)                   18.32            7.71           5.49            4.42            3.99           3.78
FIRST PRINCIPAL PAYMENT                   2/25/27         9/25/08        9/25/07        12/25/07         2/25/08        3/25/08
LAST PRINCIPAL PAYMENT                    3/25/34        12/25/24        1/25/19         5/25/15         1/25/13        5/25/11
PRINCIPAL LOCKOUT (MONTHS)                    269              48             36              39              41             42
PRINCIPAL WINDOW (MONTHS)                      86             196            137              90              60             39
ILLUSTRATIVE YIELD @ PAR (30/360)            2.87%           2.91%          2.92%           2.92%           2.91%          2.91%

CLASS M-4 (TO CALL)

% OF PRICING SPEED ASSUMPTION                0%             50%            75%             100%            125%          150%
-----------------------------             -------         -------       --------        --------         -------        -------
AVERAGE LIFE (YEARS)                        26.38            8.32           5.60            4.37            3.86           3.55
MODIFIED DURATION (YEARS)                   17.95            7.16           5.04            4.02            3.59           3.32
FIRST PRINCIPAL PAYMENT                   2/25/27         9/25/08        9/25/07        11/25/07         1/25/08       12/25/07
LAST PRINCIPAL PAYMENT                    4/25/33         4/25/17        2/25/13        11/25/10         7/25/09        7/25/08
PRINCIPAL LOCKOUT (MONTHS)                    269              48             36              38              40             39
PRINCIPAL WINDOW (MONTHS)                      75             104             66              37              19              8
ILLUSTRATIVE YIELD @ PAR (30/360)            3.03%           3.03%          3.03%           3.03%           3.03%          3.02%

CLASS M-4 (TO MATURITY)

% OF PRICING SPEED ASSUMPTION                0%              50%           75%            100%             125%           150%
-----------------------------             -------         -------       --------        --------         -------        -------
AVERAGE LIFE (YEARS)                        26.48            9.01           6.11            4.75            4.15           3.79
MODIFIED DURATION (YEARS)                   17.99            7.60           5.41            4.32            3.83           3.52
FIRST PRINCIPAL PAYMENT                   2/25/27         9/25/08        9/25/07        11/25/07         1/25/08       12/25/07
LAST PRINCIPAL PAYMENT                    2/25/34         7/25/23       10/25/17         6/25/14         4/25/12       10/25/10
PRINCIPAL LOCKOUT (MONTHS)                    269              48             36              38              40             39
PRINCIPAL WINDOW (MONTHS)                      85             179            122              80              52             35
ILLUSTRATIVE YIELD @ PAR (30/360)            3.03%           3.07%          3.07%           3.07%           3.07%          3.07%

CLASS M-5 (TO CALL)

% OF PRICING SPEED ASSUMPTION                0%             50%            75%            100%             125%          150%
-----------------------------             -------         -------       --------        --------         -------        -------
AVERAGE LIFE (YEARS)                        26.38            8.32           5.60            4.35            3.80           3.44
MODIFIED DURATION (YEARS)                   17.11            7.02           4.96            3.96            3.51           3.19
FIRST PRINCIPAL PAYMENT                   2/25/27         9/25/08        9/25/07        10/25/07        12/25/07       11/25/07
LAST PRINCIPAL PAYMENT                    4/25/33         4/25/17        2/25/13        11/25/10         7/25/09        7/25/08
PRINCIPAL LOCKOUT (MONTHS)                    269              48             36              37              39             38
PRINCIPAL WINDOW (MONTHS)                      75             104             66              38              20              9
ILLUSTRATIVE YIELD @ PAR (30/360)            3.44%           3.44%          3.44%           3.44%           3.44%          3.43%

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 34)

                             PREPAYMENT SENSITIVITY

CLASS M-5 (TO MATURITY)

% OF PRICING SPEED ASSUMPTION                0%             50%            75%             100%            125%           150%
-----------------------------             -------         -------       --------        --------         -------        -------
AVERAGE LIFE (YEARS)                        26.48            8.94           6.05            4.70            4.06           3.65
MODIFIED DURATION (YEARS)                   17.14            7.40           5.29            4.23            3.72           3.37
FIRST PRINCIPAL PAYMENT                   2/25/27         9/25/08        9/25/07        10/25/07        12/25/07       11/25/07
LAST PRINCIPAL PAYMENT                    1/25/34         6/25/22       12/25/16        10/25/13        10/25/11        5/25/10
PRINCIPAL LOCKOUT (MONTHS)                    269              48             36              37              39             38
PRINCIPAL WINDOW (MONTHS)                      84             166            112              73              47             31
ILLUSTRATIVE YIELD @ PAR (30/360)            3.44%           3.48%          3.49%           3.49%           3.49%          3.48%

CLASS M-6 (TO CALL)

% OF PRICING SPEED ASSUMPTION               0%              50%            75%            100%             125%          150%
-----------------------------             -------         -------       --------        --------         -------        -------
AVERAGE LIFE (YEARS)                        26.38            8.32           5.60            4.33            3.77           3.37
MODIFIED DURATION (YEARS)                   16.81            6.97           4.94            3.93            3.46           3.13
FIRST PRINCIPAL PAYMENT                   2/25/27         9/25/08        9/25/07        10/25/07        11/25/07       10/25/07
LAST PRINCIPAL PAYMENT                    4/25/33         4/25/17        2/25/13        11/25/10         7/25/09        7/25/08
PRINCIPAL LOCKOUT (MONTHS)                    269              48             36              37              38             37
PRINCIPAL WINDOW (MONTHS)                      75             104             66              38              21             10
ILLUSTRATIVE YIELD @ PAR (30/360)            3.59%           3.59%          3.59%           3.59%           3.59%          3.59%

CLASS M-6 (TO MATURITY)

% OF PRICING SPEED ASSUMPTION                0%             50%            75%            100%            125%           150%
-----------------------------             -------         -------       --------        --------         -------        -------
AVERAGE LIFE (YEARS)                        26.47            8.85           5.99            4.63            3.98           3.56
MODIFIED DURATION (YEARS)                   16.84            7.30           5.22            4.15            3.64           3.28
FIRST PRINCIPAL PAYMENT                   2/25/27         9/25/08        9/25/07        10/25/07        11/25/07       10/25/07
LAST PRINCIPAL PAYMENT                   12/25/33         7/25/21        3/25/16         3/25/13         4/25/11       12/25/09
PRINCIPAL LOCKOUT (MONTHS)                    269              48             36              37              38             37
PRINCIPAL WINDOW (MONTHS)                      83             155            103              66              42             27
ILLUSTRATIVE YIELD @ PAR (30/360)            3.59%           3.63%          3.64%           3.64%           3.64%          3.63%

CLASS M-7 (TO CALL)

% OF PRICING SPEED ASSUMPTION               0%              50%            75%            100%             125%          150%
-----------------------------             -------         -------       --------        --------         -------        -------
AVERAGE LIFE (YEARS)                        26.38            8.32           5.60            4.33            3.74           3.32
MODIFIED DURATION (YEARS)                   13.80            6.41           4.65            3.74            3.30           2.97
FIRST PRINCIPAL PAYMENT                   2/25/27         9/25/08        9/25/07        10/25/07        11/25/07        9/25/07
LAST PRINCIPAL PAYMENT                    4/25/33         4/25/17        2/25/13        11/25/10         7/25/09        7/25/08
PRINCIPAL LOCKOUT (MONTHS)                    269              48             36              37              38             36
PRINCIPAL WINDOW (MONTHS)                      75             104             66              38              21             11
ILLUSTRATIVE YIELD @ PAR (30/360)            5.40%           5.40%          5.40%           5.40%           5.40%          5.40%

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 35)

                             PREPAYMENT SENSITIVITY

CLASS M-7 (TO MATURITY)

% OF PRICING SPEED ASSUMPTION               0%              50%            75%            100%             125%          150%
-----------------------------             -------         -------       --------        --------         -------        -------
AVERAGE LIFE (YEARS)                        26.45            8.74           5.91            4.56            3.91           3.46
MODIFIED DURATION (YEARS)                   13.82            6.62           4.84            3.90            3.43           3.08
FIRST PRINCIPAL PAYMENT                   2/25/27         9/25/08        9/25/07        10/25/07        11/25/07        9/25/07
LAST PRINCIPAL PAYMENT                   10/25/33         7/25/20        7/25/15         9/25/12        11/25/10        8/25/09
PRINCIPAL LOCKOUT (MONTHS)                    269              48             36              37              38             36
PRINCIPAL WINDOW (MONTHS)                      81             143             95              60              37             24
ILLUSTRATIVE YIELD @ PAR (30/360)            5.40%           5.45%          5.47%           5.47%           5.46%          5.46%

CLASS M-8 (TO CALL)

% OF PRICING SPEED ASSUMPTION               0%             50%            75%             100%             125%          150%
-----------------------------             -------         -------       --------        --------         -------        -------
AVERAGE LIFE (YEARS)                        26.38            8.31           5.59            4.31            3.69           3.26
MODIFIED DURATION (YEARS)                   13.29            6.30           4.59            3.69            3.23           2.90
FIRST PRINCIPAL PAYMENT                   2/25/27         9/25/08        9/25/07         9/25/07        10/25/07        8/25/07
LAST PRINCIPAL PAYMENT                    4/25/33         4/25/17        2/25/13        11/25/10         7/25/09        7/25/08
PRINCIPAL LOCKOUT (MONTHS)                    269              48             36              36              37             35
PRINCIPAL WINDOW (MONTHS)                      75             104             66              39              22             12
ILLUSTRATIVE YIELD @ 82.80478 (30/360)       5.76%           5.76%          5.76%           5.76%           5.76%          5.76%

CLASS M-8 (TO MATURITY)

% OF PRICING SPEED ASSUMPTION               0%              50%            75%            100%            125%            150%
-----------------------------             -------         -------       --------        --------         -------        -------
AVERAGE LIFE (YEARS)                        26.41            8.47           5.71            4.40            3.75           3.32
MODIFIED DURATION (YEARS)                   13.30            6.38           4.66            3.75            3.28           2.94
FIRST PRINCIPAL PAYMENT                   2/25/27         9/25/08        9/25/07         9/25/07        10/25/07        8/25/07
LAST PRINCIPAL PAYMENT                    8/25/33         5/25/19        8/25/14         1/25/12         5/25/10        3/25/09
PRINCIPAL LOCKOUT (MONTHS)                    269              48             36              36              37             35
PRINCIPAL WINDOW (MONTHS)                      79             129             84              53              32             20
ILLUSTRATIVE YIELD @ 82.80478  (30/360)      5.76%           5.79%          5.79%           5.79%           5.79%          5.79%

            [Class M-9 Prepayment Sensitivity provided upon request]

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA - BOSTON - CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS - LOS ANGELES - NEW YORK                               383 Madison Avenue
SAN FRANCISCO -FRANKFURT - GENEVA                           New York, N.Y. 10179
HONG KONG - LONDON - PARIS - TOKYO           (212) 272-2000;  (212) 272-7294 fax

      NEW ISSUE COMPUTATIONAL MATERIALS

      (Part II of II)

      $[547,474,000] (APPROXIMATE)

      FREMONT HOME LOAN TRUST 2004-C,
      ASSET-BACKED CERTIFICATES, SERIES 2004-C

      [FREMONT INVESTMENT & LOAN LOGO]

      FREMONT INVESTMENT & LOAN
      Originator, Seller and Servicer

      WELLS FARGO BANK, N.A.
      Master Servicer and Trust Administrator

      FINANCIAL ASSET SECURITIES CORP.
      Depositor

      AUGUST 19, 2004 (REVISED AUGUST 23, 2004)

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA - BOSTON - CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS - LOS ANGELES - NEW YORK                               383 Madison Avenue
SAN FRANCISCO -FRANKFURT - GENEVA                           New York, N.Y. 10179
HONG KONG - LONDON - PARIS - TOKYO           (212) 272-2000;  (212) 272-7294 fax

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                              AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 1)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                            AGGREGATE MORTGAGE LOANS
                             AS OF THE CUT-OFF DATE

TOTAL OUTSTANDING PRINCIPAL BALANCE:       $555,814,115
NUMBER OF LOANS:                                  2,707

                                                               MINIMUM        MAXIMUM
AVERAGE OUTSTANDING PRINCIPAL BALANCE:        $   205,325    $    39,765    $   984,000
WEIGHTED AVERAGE CURRENT LOAN RATE:                  6.74%          4.10%         12.90%

PRODUCT TYPE:
 % OF 2/28 LIBOR                                    57.27%
 % OF 2/28 LIBOR W/ IO                              22.53%
 % OF FIXED RATE                                    15.26%
 % OF 3/27 LIBOR W/ IO                               2.76%
 % OF 3/27 LIBOR                                     2.19%

ARM CHARACTERISTICS:
WEIGHTED AVERAGE GROSS MARGIN:                       6.80%          5.05%          6.99%
WEIGHTED AVERAGE MAXIMUM LOAN RATE:                 13.71%         11.10%         19.90%
WEIGHTED AVERAGE MINIMUM LOAN RATE:                  6.71%          4.10%         12.90%
WEIGHTED AVERAGE INITIAL PERIODIC RATE CAP:          3.00%          3.00%          3.00%
WEIGHTED AVERAGE PERIODIC RATE CAP:                  1.50%          1.50%          1.50%
WEIGHTED AVERAGE MONTHS TO ROLL:                       23             17             35

WEIGHTED AVERAGE ORIGINAL TERM:                       359            180            360
WEIGHTED AVERAGE REMAINING TERM:                      357            174            359
WEIGHTED AVERAGE ORIGINAL LTV:                      79.65%          7.69            100
WEIGHTED AVERAGE CREDIT SCORE:                        625            500            810

FIRST PAY DATE:                                  2/1/2004
MATURITY DATE:                                   7/1/2034

TOP LIEN POSITION CONCENTRATIONS (%):              100.00%
TOP BALLOON FLAG CONCENTRATIONS (%):                 0.00%

TOP PROPERTY STATE CONCENTRATIONS (>5 %):     California           37.35%
                                              New York             10.39%
                                              Florida               9.22%
                                              Illinois              5.19%

MAXIMUM ZIP CODE CONCENTRATION (%):                                 0.42%

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 2)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                            AGGREGATE MORTGAGE LOANS

                                                          PERCENTAGE OF
                                                            AGGREGATE
                                 NUMBER OF     ORIGINAL     ORIGINAL
                                 MORTGAGE     PRINCIPAL     PRINCIPAL
ORIGINAL PRINCIPAL BALANCE ($):   LOANS        BALANCE       BALANCE
-------------------------------   -----        -------       -------
      0 -    50,000                  4       $    200,000      0.04%
 50,001 -    75,000                158          9,975,934      1.79
 75,001 -   100,000                271         23,999,779      4.31
100,001 -   125,000                316         35,703,883      6.41
125,001 -   150,000                315         43,496,714      7.81
150,001 -   175,000                300         48,615,050      8.73
175,001 -   200,000                243         45,688,548      8.21
200,001 -   225,000                192         40,787,440      7.33
225,001 -   250,000                146         34,638,113      6.22
250,001 -   275,000                123         32,349,244      5.81
275,001 -   300,000                110         31,775,337      5.71
300,001 -   350,000                205         66,434,538     11.93
350,001 -   400,000                129         48,106,832      8.64
400,001 -   450,000                 75         31,844,910      5.72
450,001 -   500,000                 87         42,030,858      7.55
500,001 -   600,000                 17          9,784,500      1.76
600,001 -   700,000                 10          6,577,300      1.18
700,001 -   800,000                  4          2,955,250      0.53
800,001 -   900,000                  1            860,000      0.15
900,001 - 1,000,000                  1            984,000      0.18
                                 -----       ------------    ------
TOTAL                            2,707       $556,808,230    100.00%
                                 =====       ============    ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 3)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                            AGGREGATE MORTGAGE LOANS

                                                              PERCENTAGE OF
                                                                AGGREGATE
                                NUMBER OF      CURRENT           CURRENT
                                 MORTGAGE     PRINCIPAL         PRINCIPAL
CURRENT PRINCIPAL BALANCE ($):    LOANS        BALANCE           BALANCE
------------------------------    -----        -------           -------
      0  -    50,000                  4     $    189,548          0.03%
 50,001  -    75,000                159       10,032,092          1.80
 75,001  -   100,000                270       23,880,449          4.30
100,001  -   125,000                316       35,648,421          6.41
125,001  -   150,000                315       43,428,938          7.81
150,001  -   175,000                301       48,715,375          8.76
175,001  -   200,000                242       45,445,084          8.18
200,001  -   225,000                194       41,172,910          7.41
225,001  -   250,000                144       34,135,661          6.14
250,001  -   275,000                125       32,848,543          5.91
275,001  -   300,000                109       31,455,238          5.66
300,001  -   350,000                207       67,053,666         12.06
350,001  -   400,000                127       47,351,756          8.52
400,001  -   450,000                 75       31,846,402          5.73
450,001  -   500,000                 86       41,468,100          7.46
500,001  -   600,000                 17        9,777,948          1.76
600,001  -   700,000                 10        6,568,008          1.18
700,001  -   800,000                  4        2,951,977          0.53
800,001  -   900,000                  1          860,000          0.15
900,001  - 1,000,000                  1          984,000          0.18
                                  -----     ------------        ------
TOTAL                             2,707     $555,814,115        100.00%
                                  =====     ============        ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 4)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                            AGGREGATE MORTGAGE LOANS

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF        CURRENT           CURRENT
                          MORTGAGE       PRINCIPAL         PRINCIPAL
ORIGINAL TERM (MONTHS):    LOANS          BALANCE           BALANCE
-----------------------    -----          -------           -------
   1 - 180                    14        $  2,862,497          0.52%
 181 - 240                     7           1,129,165          0.20
 241 - 300                     2             377,695          0.07
 301 - 360                 2,684         551,444,758         99.21
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF        CURRENT           CURRENT
                          MORTGAGE       PRINCIPAL         PRINCIPAL
REMAINING TERM (MONTHS):   LOANS          BALANCE           BALANCE
------------------------   -----          -------           -------
   1  - 180                   14        $  2,862,497          0.52%
 181  - 240                    7           1,129,165          0.20
 241  - 300                    2             377,695          0.07
 301  - 360                2,684         551,444,758         99.21
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF        CURRENT           CURRENT
                          MORTGAGE       PRINCIPAL         PRINCIPAL
   PROPERTY TYPE:          LOANS          BALANCE           BALANCE
-----------------          -----          -------           -------
Single Family              2,201        $447,221,025         80.46%
Two to Four Family           321          71,235,097         12.82
Condominium                  184          37,171,044          6.69
Manufactured Housing           1             186,949          0.03
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 5)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                            AGGREGATE MORTGAGE LOANS

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF        CURRENT           CURRENT
                          MORTGAGE       PRINCIPAL         PRINCIPAL
OCCUPANCY STATUS:          LOANS          BALANCE           BALANCE
-----------------          -----          -------           -------
Primary                    2,201        $470,524,807         84.66%
Non-owner                    479          79,210,944         14.25
Second Home                   27           6,078,364          1.09
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF        CURRENT           CURRENT
                          MORTGAGE       PRINCIPAL         PRINCIPAL
     PURPOSE:              LOANS          BALANCE           BALANCE
     --------              -----          -------           -------
Purchase                   1,377        $272,192,723         48.97%
Cash Out Refinance         1,278         272,783,426         49.08
Rate/Term Refinance           52          10,837,966          1.95
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF        CURRENT           CURRENT
ORIGINAL LOAN-TO-VALUE    MORTGAGE       PRINCIPAL         PRINCIPAL
      RATIO (%):           LOANS          BALANCE           BALANCE
      ----------           -----          -------           -------
  0.01  -  50.00              78        $ 11,903,018          2.14%
 50.01  -  55.00              39           6,788,304          1.22
 55.01  -  60.00              69          13,288,364          2.39
 60.01  -  65.00             110          22,370,244          4.02
 65.01  -  70.00             155          32,411,938          5.83
 70.01  -  75.00             172          36,788,035          6.62
 75.01  -  80.00           1,148         243,437,066         43.80
 80.01  -  85.00             187          39,036,753          7.02
 85.01  -  90.00             604         118,354,699         21.29
 90.01  -  95.00              31           9,020,768          1.62
 95.01  - 100.00             114          22,414,926          4.03
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 6)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                            AGGREGATE MORTGAGE LOANS

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF        CURRENT           CURRENT
                          MORTGAGE       PRINCIPAL         PRINCIPAL
PROPERTY STATE:            LOANS          BALANCE           BALANCE
---------------            -----          -------           -------
California                   764        $207,616,212         37.35%
Florida                      316          51,269,855          9.22
New York                     217          57,724,913         10.39
Illinois                     168          28,847,848          5.19
New Jersey                   128          27,172,541          4.89
Maryland                     100          18,181,050          3.27
Georgia                       97          15,064,660          2.71
Massachusetts                 79          20,213,443          3.64
Virginia                      67          13,012,772          2.34
Other*                       771         116,710,821         21.00
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

* States with less than 2% concentration.

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF        CURRENT           CURRENT
                          MORTGAGE       PRINCIPAL         PRINCIPAL
DOCUMENTATION LEVEL:       LOANS          BALANCE           BALANCE
--------------------       -----          -------           ------
Full Documentation         1,986        $406,814,887         73.19%
Stated Documentation         663         135,899,393         24.45
Easy Documentation            58          13,099,835          2.36
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 7)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                            AGGREGATE MORTGAGE LOANS


                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF        CURRENT           CURRENT
                          MORTGAGE       PRINCIPAL         PRINCIPAL
CREDIT SCORE:              LOANS          BALANCE           BALANCE
-------------              -----          -------           -------
N/A                            1        $    113,407          0.02%
Under 500                      3             250,683          0.05
501 - 525                    144          26,402,489          4.75
526 - 550                    214          40,598,517          7.30
551 - 575                    287          51,182,741          9.21
576 - 600                    441          88,325,173         15.89
601 - 625                    416          80,360,302         14.46
626 - 650                    399          80,566,287         14.50
651 - 675                    335          75,300,701         13.55
676 - 700                    212          51,498,190          9.27
701 - 725                    111          26,937,044          4.85
726 - 750                     72          17,547,613          3.16
751 - 775                     46          10,359,929          1.86
776 - 800                     21           5,274,866          0.95
801 - 825                      5           1,096,173          0.20
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF        CURRENT           CURRENT
                          MORTGAGE       PRINCIPAL         PRINCIPAL
CURRENT LOAN RATE (%):     LOANS          BALANCE           BALANCE
----------------------     -----          -------           -------
  0.001 -  5.000             103        $ 29,642,143          5.33%
  5.001 -  6.000             519         133,042,656         23.94
  6.001 -  7.000             848         192,152,043         34.57
  7.001 -  8.000             786         137,769,162         24.79
  8.001 -  9.000             331          48,461,105          8.72
  9.001 - 10.000              82           9,919,461          1.78
 10.001 - 11.000              23           3,031,727          0.55
 11.001 - 12.000              14           1,665,849          0.30
 12.001 - 13.000               1             129,970          0.02
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 8)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                            AGGREGATE MORTGAGE LOANS

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF         CURRENT          CURRENT
                          MORTGAGE        PRINCIPAL        PRINCIPAL
MAXIMUM LOAN RATE (%):     LOANS           BALANCE          BALANCE
----------------------     -----           -------          -------
Fixed Rate                   432        $ 84,808,172         15.26%
11.001 - 12.000              103          29,642,143          5.33
12.001 - 13.000              462         118,669,607         21.35
13.001 - 14.000              660         150,944,758         27.16
14.001 - 15.000              664         117,500,859         21.14
15.001 - 16.000              277          40,601,744          7.30
16.001 - 17.000               73           9,164,730          1.65
17.001 - 18.000               22           2,816,122          0.51
18.001 - 19.000               13           1,536,011          0.28
19.001 - 20.000                1             129,970          0.02
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF         CURRENT          CURRENT
                          MORTGAGE        PRINCIPAL        PRINCIPAL
MAXIMUM LOAN RATE (%):     LOANS           BALANCE          BALANCE
----------------------     -----           -------          -------
Fixed Rate                   432        $ 84,808,172         15.26%
 4.001 -  5.000              103          29,642,143          5.33
 5.001 -  6.000              462         118,669,607         21.35
 6.001 -  7.000              660         150,944,758         27.16
 7.001 -  8.000              664         117,500,859         21.14
 8.001 -  9.000              277          40,601,744          7.30
 9.001 - 10.000               73           9,164,730          1.65
10.001 - 11.000               22           2,816,122          0.51
11.001 - 12.000               13           1,536,011          0.28
12.001 - 13.000                1             129,970          0.02
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 9)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                 AGGREGATE MORTGAGE LOANS

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF         CURRENT          CURRENT
                          MORTGAGE        PRINCIPAL        PRINCIPAL
GROSS MARGIN (%):          LOANS           BALANCE          BALANCE
----------------------     -----           -------          -------
Fixed Rate                   432        $ 84,808,172         15.26%
5.001  -   6.000             114          32,926,827          5.92
6.001  -   7.000           2,161         438,079,116         78.82
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF         CURRENT          CURRENT
                          MORTGAGE        PRINCIPAL        PRINCIPAL
NEXT ADJUSTMENT DATE:      LOANS           BALANCE          BALANCE
----------------------     -----           -------          -------
Fixed Rate                   432        $ 84,808,172         15.26%
January 2006                   1             179,047          0.03
February 2006                 16           3,718,828          0.67
March 2006                    19           4,453,193          0.80
April 2006                   132          26,859,638          4.83
May 2006                     179          38,124,590          6.86
June 2006                  1,568         324,690,068         58.42
July 2006                    249          45,493,936          8.19
February 2007                  1              90,746          0.02
April 2007                     5           1,145,342          0.21
May 2007                      12           2,991,934          0.54
June 2007                     88          22,066,831          3.97
July 2007                      5           1,191,789          0.21
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 10)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                 AGGREGATE MORTGAGE LOANS

                                                         PERCENTAGE OF
                                                           AGGREGATE
                                NUMBER OF     CURRENT        CURRENT
                                MORTGAGE     PRINCIPAL     PRINCIPAL
INITIAL PERIODIC RATE CAP (%):   LOANS        BALANCE        BALANCE
----------------------           -----        -------        -------
Fixed Rate                         432      $ 84,808,172      15.26%
3.000                            2,275       471,005,943      84.74
                                 -----      ------------     ------
TOTAL                            2,707      $555,814,115     100.00%
                                 =====      ============     ======

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF         CURRENT          CURRENT
                          MORTGAGE        PRINCIPAL        PRINCIPAL
PERIODIC RATE CAP (%):     LOANS           BALANCE          BALANCE
----------------------     -----           -------          -------
Fixed Rate                   432        $ 84,808,172         15.26%
1.500                      2,275         471,005,943         84.74
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF         CURRENT          CURRENT
                          MORTGAGE        PRINCIPAL        PRINCIPAL
PRODUCT:                   LOANS           BALANCE          BALANCE
---------------------      -----           -------          -------
Fixed Rate                   432        $ 84,808,172         15.26%
2/28 6 Month LIBOR         1,689         318,300,181         57.27
2/28 6 Month LIBOR IO        475         125,219,119         22.53
3/27 6 Month LIBOR            59          12,147,125          2.19
3/27 6 Month LIBOR IO         52          15,339,518          2.76
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 11)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                 AGGREGATE MORTGAGE LOANS

                                                         PERCENTAGE OF
                                                           AGGREGATE
                           NUMBER OF      CURRENT          CURRENT
                            MORTGAGE     PRINCIPAL         PRINCIPAL
PREPAYMENT TERM (MONTHS):    LOANS        BALANCE          BALANCE
-------------------------    -----        -------          -------
 N/A                           324      $ 61,508,440         11.07%
 12                            315        71,632,637         12.89
 24                          1,708       350,304,804         63.03
 30                              1           176,430          0.03
 36                            359        72,191,805         12.99
                             -----      ------------        ------
TOTAL                        2,707      $555,814,115        100.00%
                             =====      ============        ======

                                                         PERCENTAGE OF
                                                           AGGREGATE
                         NUMBER OF         CURRENT          CURRENT
                          MORTGAGE        PRINCIPAL        PRINCIPAL
LIEN POSITION:             LOANS           BALANCE          BALANCE
---------------------      -----           -------          -------
First Lien                 2,707        $555,814,115        100.00%
                           -----        ------------        ------
TOTAL                      2,707        $555,814,115        100.00%
                           =====        ============        ======

                                                            PERCENTAGE OF
                                                             AGGREGATE
                                NUMBER OF      CURRENT        CURRENT
                                MORTGAGE      PRINCIPAL      PRINCIPAL
INTEREST ONLY PERIOD (MONTHS):   LOANS         BALANCE        BALANCE
------------------------------   -----         -------        -------
N/A                              2,180       $415,255,478        74.71%
23                                   1            285,400         0.05
24                                 474        124,933,719        22.48
36                                  52         15,339,518         2.76
                                 -----       ------------       ------
TOTAL                            2,707       $555,814,115       100.00%
                                 =====       ============       ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 12)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP I MORTGAGE LOANS
                             AS OF THE CUT-OFF DATE

TOTAL OUTSTANDING PRINCIPAL BALANCE:                         $389,527,866
NUMBER OF LOANS:                                                    2,301

                                                                                      MINIMUM                MAXIMUM
AVERAGE OUTSTANDING PRINCIPAL BALANCE:                            169,286             $39,765               $498,953
WEIGHTED AVERAGE CURRENT LOAN RATE:                                  6.91%               4.30%                 12.90%

PRODUCT TYPE:
% OF 2/28 LIBOR                                                     61.58%
% OF 2/28 LIBOR W/IO                                                18.44%
% OF FIXED RATE                                                     15.78%
% OF 3/27 LIBOR                                                      2.26%
% OF 3/27 LIBOR W/IO                                                 1.94%

ARM CHARACTERISTICS:
WEIGHTED AVERAGE GROSS MARGIN:                                       6.84%               5.25%                  6.99%
WEIGHTED AVERAGE MAXIMUM LOAN RATE:                                 13.90%              11.30%                 19.90%
WEIGHTED AVERAGE MINIMUM LOAN RATE:                                  6.90%               4.30%                 12.90%
WEIGHTED AVERAGE INITIAL PERIODIC RATE CAP:                          3.00%               3.00%                  3.00%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                  1.50%               1.50%                  1.50%
WEIGHTED AVERAGE MONTHS TO ROLL:                                       22                  17                     35

WEIGHTED AVERAGE ORIGINAL TERM:                                       359                 180                    360
WEIGHTED AVERAGE REMAINING TERM:                                      357                 174                    359
WEIGHTED AVERAGE ORIGINAL LTV:                                      79.65                7.69                    100
WEIGHTED AVERAGE CREDIT SCORE:                                        620                 500                    810

FIRST PAY DATE:                                                  2/1/2004
MATURITY DATE:                                                   7/1/2034
TOP LIEN POSITION CONCENTRATIONS (%):                              100.00%
TOP BALLOON FLAG CONCENTRATIONS (%):                                 0.00%
TOP PROPERTY STATE CONCENTRATIONS ((LESS THEN) 5 %):         California                 30.00%
                                                             Florida                    10.61%
                                                             New York                    7.63%
                                                             Illinois                    6.48%
                                                             New Jersey                  5.45%

MAXIMUM ZIP CODE CONCENTRATION (%):                                                      0.38%

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 13)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP I MORTGAGE LOANS

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     ORIGINAL               ORIGINAL
ORIGINAL PRINCIPAL            MORTGAGE    PRINCIPAL               PRINCIPAL
    BALANCE ($):               LOANS       BALANCE                 BALANCE
    ------------               -----       -------                 -------
      0 -  50,000                  4     $    200,000                0.05%
 50,001 -  75,000                156        9,845,524                2.52
 75,001 - 100,000                267       23,651,899                6.06
100,001 - 125,000                313       35,355,783                9.06
125,001 - 150,000                313       43,215,464               11.08
150,001 - 175,000                296       47,966,700               12.29
175,001 - 200,000                241       45,326,638               11.62
200,001 - 225,000                191       40,577,440               10.40
225,001 - 250,000                145       34,398,113                8.82
250,001 - 275,000                122       32,088,244                8.22
275,001 - 300,000                109       31,498,182                8.07
300,001 - 350,000                138       43,590,673               11.17
350,001 - 400,000                  4        1,506,000                0.39
450,001 - 500,000                  2          956,000                0.25
                               -----     ------------              ------
TOTAL                          2,301     $390,176,660              100.00%
                               =====     ============              ======

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                CURRENL
ORIGINAL PRINCIPAL            MORTGAGE    PRINCIPAL               PRINCIPAL
    BALANCE ($):               LOANS       BALANCE                 BALANCE
    ------------               -----       -------                 -------
      0 -  50,000                  4     $    189,548                0.05%
 50,001 -  75,000                157        9,901,944                2.54
 75,001 - 100,000                266       23,533,004                6.04
100,001 - 125,000                313       35,300,872                9.06
125,001 - 150,000                313       43,148,115               11.08
150,001 - 175,000                297       48,068,106               12.34
175,001 - 200,000                240       45,083,686               11.57
200,001 - 225,000                193       40,963,480               10.52
225,001 - 250,000                143       33,896,149                8.70
250,001 - 275,000                124       32,588,020                8.37
275,001 - 300,000                108       31,178,083                8.00
300,001 - 350,000                137       43,217,495               11.09
350,001 - 400,000                  4        1,504,409                0.39
450,001 - 500,000                  2          954,953                0.25
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 14)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP I MORTGAGE LOANS

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
ORIGINAL TERM (MONTHS):        LOANS       BALANCE                 BALANCE
-----------------------        -----       -------                 -------
  1 - 180                         11     $  1,594,193                0.41%
181 - 240                          6          784,078                0.20
241 - 300                          2          377,695                0.10
301 - 360                      2,282      386,771,900               99.29
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
REMAINING TERM (MONTHS):       LOANS       BALANCE                 BALANCE
------------------------       -----       -------                 -------
  1 - 180                         11     $  1,594,193                0.41%
181 - 240                          6          784,078                0.20
241 - 300                          2          377,695                0.10
301 - 360                      2,282      386,771,900               99.29
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
PROPERTY TYPE:                 LOANS       BALANCE                 BALANCE
--------------                 -----       -------                 -------
Single Family                  1,886     $317,260,821               81.45%
Two to Four Family               257       45,884,083               11.78
Condominium                      157       26,196,013                6.73
Manufactured Housing               1          186,949                0.05
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 15)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP I MORTGAGE LOANS

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
OCCUPANCY STATUS:              LOANS       BALANCE                 BALANCE
-----------------              -----       -------                 -------
Primary                        1,838     $321,938,825               82.65%
Non-owner                        441       63,922,592               16.41
Second Home                       22        3,666,448                0.94
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
PURPOSE:                       LOANS       BALANCE                 BALANCE
--------                       -----       -------                 -------
Purchase                       1,179     $191,285,615               49.11%
Cash Out Refinance             1,076      190,081,250               48.80
Rate/Term Refinance               46        8,161,000                2.10
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                                                     PERCENTAGE OF
                                                                        GROUP I
                                  NUMBER OF     CURRENT                 CURRENT
                                   MORTGAGE    PRINCIPAL               PRINCIPAL
ORIGINAL LOAN-TO-VALUE RATIO:       LOANS       BALANCE                 BALANCE
-----------------------------       -----       -------                 -------
 0.01 -  50.00                         73     $  9,321,185                2.39%
50.01 -  55.00                         35        5,500,687                1.41
55.01 -  60.00                         63       10,317,335                2.65
60.01 -  65.00                         97       17,444,073                4.48
65.01 -  70.00                        127       22,017,954                5.65
70.01 -  75.00                        147       26,297,716                6.75
75.01 -  80.00                        968      168,316,762               43.21
80.01 -  85.00                        157       26,130,166                6.71
85.01 -  90.00                        517       83,358,776               21.40
90.01 -  95.00                         19        4,179,974                1.07
95.01 - 100.00                         98       16,643,237                4.27
                                    -----     ------------              ------
TOTAL                               2,301     $389,527,866              100.00%
                                    =====     ============              ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 16)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP I MORTGAGE LOANS

                                                                     PERCENTAGE OF
                                                                        GROUP I
                             NUMBER OF                                  CURRENT
                              MORTGAGE     CURRENT PRINCIPAL           PRINCIPAL
PROPERTY STATE:                LOANS            BALANCE                 BALANCE
---------------                -----            -------                 -------
California                       555          $116,859,072               30.00%
Florida                          289            41,331,045               10.61
Illinois                         159            25,251,283                6.48
New York                         145            29,721,575                7.63
New Jersey                       112            21,221,501                5.45
Georgia                           92            12,782,610                3.28
Maryland                          92            15,016,830                3.86
Minnesota                         64             9,792,549                2.51
Massachusetts                     60            12,250,454                3.14
Virginia                          59             9,933,699                2.55
Other*                           674            95,367,247               24.48
                               -----          ------------              ------
TOTAL                          2,301          $389,527,866              100.00%
                               =====          ============              ======

* States with less than 2% concentration.

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
DOCUMENTATION LEVEL:           LOANS       BALANCE                 BALANCE
--------------------           -----       -------                 -------
Full Documentation             1,688     $283,142,594               72.69%
Stated Documentation             566       97,802,685               25.11
Easy Documentation                47        8,582,587                2.20
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 17)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP I MORTGAGE LOANS

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
CREDIT SCORE:                  LOANS       BALANCE                 BALANCE
-------------                  -----       -------                 -------
N/A                                1     $    113,407                0.03%
Under 500                          3          250,683                0.06
501 - 525                        127       20,952,150                5.38
526 - 550                        190       32,386,252                8.31
551 - 575                        258       39,845,460               10.23
576 - 600                        382       63,583,896               16.32
601 - 625                        362       58,285,162               14.96
626 - 650                        347       59,639,041               15.31
651 - 675                        271       47,987,798               12.32
676 - 700                        161       29,150,507                7.48
701 - 725                         86       15,892,902                4.08
726 - 750                         55       10,566,832                2.71
751 - 775                         38        7,069,009                1.81
776 - 800                         15        2,708,593                0.70
801 - 825                          5        1,096,173                0.28
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
CURRENT LOAN RATE (%):         LOANS       BALANCE                 BALANCE
----------------------         -----       -------                 -------
 0.001 -  4.500                    7     $  1,641,337                0.42%
 4.501 -  5.000                   62       13,461,132                3.46
 5.001 -  6.000                  399       80,363,420               20.63
 6.001 -  7.000                  694      127,703,743               32.78
 7.001 -  8.000                  717      111,425,676               28.61
 8.001 -  9.000                  306       40,607,647               10.42
 9.001 - 10.000                   79        9,632,248                2.47
10.001 - 11.000                   22        2,896,844                0.74
11.001 - 12.000                   14        1,665,849                0.43
12.001 - 13.000                    1          129,970                0.03
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 18)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP I MORTGAGE LOANS

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
MAXIMUM LOAN RATE (%):         LOANS       BALANCE                 BALANCE
----------------------         -----       -------                 -------
Fixed Rate                       371     $ 61,460,553               15.78%
11.001 - 12.000                   69       15,102,469                3.88
12.001 - 13.000                  353       70,852,934               18.19
13.001 - 14.000                  540      100,113,260               25.70
14.001 - 15.000                  603       94,175,232               24.18
15.001 - 16.000                  258       34,457,408                8.85
16.001 - 17.000                   72        9,018,790                2.32
17.001 - 18.000                   21        2,681,240                0.69
18.001 - 19.000                   13        1,536,011                0.39
19.001 - 20.000                    1          129,970                0.03
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
MINIMUM LOAN RATE (%):         LOANS       BALANCE                 BALANCE
----------------------         -----       -------                 -------
Fixed Rate                       371     $ 61,460,553               15.78%
 4.001 -  5.000                   69       15,102,469                3.88
 5.001 -  6.000                  353       70,852,934               18.19
 6.001 -  7.000                  540      100,113,260               25.70
 7.001 -  8.000                  603       94,175,232               24.18
 8.001 -  9.000                  258       34,457,408                8.85
 9.001 - 10.000                   72        9,018,790                2.32
10.001 - 11.000                   21        2,681,240                0.69
11.001 - 12.000                   13        1,536,011                0.39
12.001 - 13.000                    1          129,970                0.03
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 19)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP I MORTGAGE LOANS

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
GROSS MARGIN (%):              LOANS       BALANCE                 BALANCE
-----------------              -----       -------                 -------
Fixed Rate                       371     $ 61,460,553               15.78%
5.001  -  6.000                   75       16,272,033                4.18
6.001  -  7.000                1,855      311,795,279               80.04
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
NEXT ADJUSTMENT DATE:          LOANS       BALANCE                 BALANCE
---------------------          -----       -------                 -------
Fixed Rate                       371     $ 61,460,553               15.78%
January 2006                       1          179,047                0.05
February 2006                     11        1,682,285                0.43
March 2006                        16        3,193,069                0.82
April 2006                       107       17,800,929                4.57
May 2006                         151       25,576,414                6.57
June 2006                      1,334      227,583,652               58.43
July 2006                        224       35,689,088                9.16
February 2007                      1           90,746                0.02
April 2007                         4          803,575                0.21
May 2007                           9        1,651,684                0.42
June 2007                         69       13,397,277                3.44
July 2007                          3          419,546                0.11
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                                                    PERCENTAGE OF
                                                                       GROUP I
                                 NUMBER OF     CURRENT                 CURRENT
                                  MORTGAGE    PRINCIPAL               PRINCIPAL
INITIAL PERIODIC RATE CAP (%):     LOANS       BALANCE                 BALANCE
------------------------------     -----       -------                 -------
Fixed Rate                           371     $ 61,460,553               15.78%
3.000                              1,930      328,067,312               84.22
                                   -----     ------------              ------
TOTAL                              2,301     $389,527,866              100.00%
                                   =====     ============              ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 20)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP I MORTGAGE LOANS

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
PERIODIC RATE CAP (%):         LOANS       BALANCE                 BALANCE
----------------------         -----       -------                 -------
Fixed Rate                       371     $ 61,460,553               15.78%
1.500                          1,930      328,067,312               84.22
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
PRODUCT:                       LOANS       BALANCE                 BALANCE
--------                       -----       -------                 -------
2/28 6 Month LIBOR             1,491     $239,862,414               61.58%
2/28 6 Month LIBOR IO            353       71,842,070               18.44
3/27 6 Month LIBOR                51        8,808,520                2.26
3/27 6 Month LIBOR IO             35        7,554,308                1.94
Fixed Rate                       371       61,460,553               15.78
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 21)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP I MORTGAGE LOANS

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
PREPAYMENT TERM (MONTHS):      LOANS       BALANCE                 BALANCE
-------------------------      -----       -------                 -------
N/A                              290     $ 47,196,967               12.12%
12                               247       43,250,820               11.10
24                             1,449      245,955,501               63.14
30                                 1          176,430                0.05
36                               314       52,948,148               13.59
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                                                PERCENTAGE OF
                                                                   GROUP I
                             NUMBER OF     CURRENT                 CURRENT
                              MORTGAGE    PRINCIPAL               PRINCIPAL
LIEN POSITION:                 LOANS       BALANCE                 BALANCE
--------------                 -----       -------                 -------
First Lien                     2,301     $389,527,866              100.00%
                               -----     ------------              ------
TOTAL                          2,301     $389,527,866              100.00%
                               =====     ============              ======

                                                                    PERCENTAGE OF
                                                                       GROUP I
                                 NUMBER OF     CURRENT                 CURRENT
                                  MORTGAGE    PRINCIPAL               PRINCIPAL
INTEREST ONLY LOANS (MONTHS):      LOANS       BALANCE                 BALANCE
-----------------------------      -----       -------                 -------
N/A                                1,913     $310,131,487               79.62%
23                                     1          285,400                0.07
24                                   352       71,556,670               18.37
36                                    35        7,554,308                1.94
                                   -----     ------------              ------
TOTAL                              2,301     $389,527,866              100.00%
                                   =====     ============              ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 22)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP II MORTGAGE LOANS
                             AS OF THE CUT-OFF DATE

TOTAL OUTSTANDING PRINCIPAL BALANCE:                         $166,286,250
NUMBER OF LOANS:                                                      406

                                                                                      MINIMUM               MAXIMUM
AVERAGE OUTSTANDING PRINCIPAL BALANCE:                       $    409,572             58,347                984,000
WEIGHTED AVERAGE CURRENT LOAN RATE:                                  6.34%              4.10%                 10.10%

PRODUCT TYPE:
% OF 2/28 LIBOR                                                     47.17%
% OF 2/28 LIBOR W/IO                                                32.10%
% OF FIXED RATE                                                     14.04%
% OF 3/27 LIBOR W/IO                                                 4.68%
% OF 3/27 LIBOR                                                      2.01%

ARM CHARACTERISTICS:
WEIGHTED AVERAGE GROSS MARGIN:                                       6.71%              5.05%                  6.99%
WEIGHTED AVERAGE MAXIMUM LOAN RATE:                                 13.28%             11.10%                 17.10%
WEIGHTED AVERAGE MINIMUM LOAN RATE:                                  6.28%              4.10%                 10.10%
WEIGHTED AVERAGE INITIAL PERIODIC RATE CAP:                          3.00%              3.00%                  3.00%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                  1.50%              1.50%                  1.50%
WEIGHTED AVERAGE MONTHS TO ROLL:                                       23                 18                     35

WEIGHTED AVERAGE ORIGINAL TERM:                                       358                180                    360
WEIGHTED AVERAGE REMAINING TERM:                                      356                178                    359
WEIGHTED AVERAGE ORIGINAL LTV:                                      80.53              45.45                    100
WEIGHTED AVERAGE CREDIT SCORE:                                        637                501                    800

FIRST PAY DATE:                                                  3/1/2004
MATURITY DATE:                                                   7/1/2034

TOP LIEN POSITION CONCENTRATIONS ($):                              100.00%

TOP BALLOON FLAG CONCENTRATIONS ($):                                 0.00%
TOP PROPERTY STATE CONCENTRATIONS ($):                       California                54.58%
                                                             New York                  16.84%
                                                             Florida                    5.98%

MAXIMUM ZIP CODE CONCENTRATION ($):                                                     1.15%

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 23)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP II MORTGAGE LOANS

                                                                                          PERCENTAGE OF
                                                                                            GROUP II
                                              NUMBER OF              ORIGINAL               ORIGINAL
                                               MORTGAGE             PRINCIPAL              PRINCIPAL
ORIGINAL PRINCIPAL BALANCE:                     LOANS                BALANCE                BALANCE
---------------------------                     -----                -------                -------
 50,001 -    75,000                                2              $     130,410                0.08%
 75,001 -   100,000                                4                    347,880                0.21
100,001 -   125,000                                3                    348,100                0.21
125,001 -   150,000                                2                    281,250                0.17
150,001 -   175,000                                4                    648,350                0.39
175,001 -   200,000                                2                    361,910                0.22
200,001 -   225,000                                1                    210,000                0.13
225,001 -   250,000                                1                    240,000                0.14
250,001 -   275,000                                1                    261,000                0.16
275,001 -   300,000                                1                    277,155                0.17
300,001 -   350,000                               67                 22,843,865               13.71
350,001 -   400,000                              125                 46,600,832               27.97
400,001 -   450,000                               75                 31,844,910               19.11
450,001 -   500,000                               85                 41,074,858               24.65
500,001 -   600,000                               17                  9,784,500                5.87
600,001 -   700,000                               10                  6,577,300                3.95
700,001 -   800,000                                4                  2,955,250                1.77
800,001 -   900,000                                1                    860,000                0.52
900,001 - 1,000,000                                1                    984,000                0.59
                                                 ---              -------------              ------
TOTAL                                            406              $ 166,631,570              100.00%
                                                 ===              =============              ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 24)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP II MORTGAGE LOANS

                                                                                          PERCENTAGE OF
                                                                                            GROUP II
                                              NUMBER OF              ORIGINAL               ORIGINAL
                                               MORTGAGE              PRINCIPAL              PRINCIPAL
CURRENT PRINCIPAL BALANCE:                      LOANS                 BALANCE                BALANCE
--------------------------                      -----                 -------                -------
 50,001 -    75,000                               2                $    130,147               0.08%
 75,001 -   100,000                               4                     347,445               0.21
100,001 -   125,000                               3                     347,549               0.21
125,001 -   150,000                               2                     280,823               0.17
150,001 -   175,000                               4                     647,269               0.39
175,001 -   200,000                               2                     361,398               0.22
200,001 -   225,000                               1                     209,430               0.13
225,001 -   250,000                               1                     239,512               0.14
250,001 -   275,000                               1                     260,522               0.16
275,001 -   300,000                               1                     277,155               0.17
300,001 -   350,000                              70                  23,836,171              14.33
350,001 -   400,000                             123                  45,847,347              27.57
400,001 -   450,000                              75                  31,846,402              19.15
450,001 -   500,000                              84                  40,513,147              24.36
500,001 -   600,000                              17                   9,777,948               5.88
600,001 -   700,000                              10                   6,568,008               3.95
700,001 -   800,000                               4                   2,951,977               1.78
800,001 -   900,000                               1                     860,000               0.52
900,001 - 1,000,000                               1                     984,000               0.59
                                                ---                ------------             ------
TOTAL                                           406                $166,286,250             100.00%
                                                ===                ============             ======


                                                                                         PERCENTAGE OF
                                                                                           GROUP II
                                              NUMBER OF              ORIGINAL              ORIGINAL
                                               MORTGAGE             PRINCIPAL             PRINCIPAL
ORIGINAL TERM (MONTHS):                         LOANS                BALANCE               BALANCE
-----------------------                         -----                -------               -------
  1-180                                           3                $  1,268,305              0.76%
181-240                                           1                     345,087              0.21
301-360                                         402                 164,672,858             99.03
                                                ---                ------------            ------
TOTAL                                           406                $166,286,250            100.00%
                                                ===                ============            ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 25)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP II MORTGAGE LOANS


                                                                                         PERCENTAGE OF
                                                                                           GROUP II
                                              NUMBER OF             ORIGINAL              ORIGINAL
                                              MORTGAGE             PRINCIPAL              PRINCIPAL
REMAINING TERM (MONTHS):                       LOANS                BALANCE                BALANCE
------------------------                       -----                -------               -------
  1-180                                          3                $  1,268,305               0.76%
181-240                                          1                     345,087               0.21
301-360                                        402                 164,672,858              99.03
                                               ---                ------------             ------
TOTAL                                          406                $166,286,250             100.00%
                                               ===                ============             ======

                                                                                         PERCENTAGE OF
                                                                                           GROUP II
                                              NUMBER OF              ORIGINAL              ORIGINAL
                                              MORTGAGE              PRINCIPAL              PRINCIPAL
PROPERTY TYPE:                                 LOANS                 BALANCE                BALANCE
--------------                                 -----                 -------               -------
Single Family                                    315               $129,960,204              78.15%
Two-Four Family                                   64                 25,351,014              15.25
Condominium                                       27                 10,975,032               6.60
                                                 ---               ------------             ------
TOTAL                                            406               $166,286,250             100.00%
                                                 ===               ============             ======

                                                                                         PERCENTAGE OF
                                                                                           GROUP II
                                              NUMBER OF              ORIGINAL              ORIGINAL
                                              MORTGAGE              PRINCIPAL              PRINCIPAL
OCCUPANCY STATUS:                              LOANS                 BALANCE                BALANCE
-----------------                              -----                 -------               -------
Primary                                          363               $148,585,982              89.36%
Non-owner                                         38                 15,288,352               9.19
Second Home                                        5                  2,411,916               1.45
                                                 ---               ------------             ------
TOTAL                                            406               $166,286,250             100.00%
                                                 ===               ============             ======


                                                                                         PERCENTAGE OF
                                                                                           GROUP II
                                              NUMBER OF              ORIGINAL              ORIGINAL
                                              MORTGAGE              PRINCIPAL              PRINCIPAL
PURPOSE:                                       LOANS                 BALANCE                BALANCE
--------                                       -----                 -------               -------
Cash Out Refinance                               202               $ 82,702,176             49.73%
Purchase                                         198                 80,907,108             48.66
Rate/Term Refinance                                6                  2,676,966              1.61
                                                 ---               ------------            ------
TOTAL                                            406               $166,286,250            100.00%
                                                 ===               ============            ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 26)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP II MORTGAGE LOANS

                                                                                        PERCENTAGE OF
                                             NUMBER OF          CURRENT PRINCIPAL      GROUP II CURRENT
ORIGINAL LOAN-TO-VALUE RATIO:              MORTGAGE LOANS            BALANCE           PRINCIPAL BALANCE
-----------------------------              --------------            -------           -----------------
45.01 -  50.00                                    5               $  2,581,833               1.55%
50.01 -  55.00                                    4                  1,287,617               0.77
55.01 -  60.00                                    6                  2,971,028               1.79
60.01 -  65.00                                   13                  4,926,170               2.96
65.01 -  70.00                                   28                 10,393,983               6.25
70.01 -  75.00                                   25                 10,490,320               6.31
75.01 -  80.00                                  180                 75,120,305              45.18
80.01 -  85.00                                   30                 12,906,587               7.76
85.01 -  90.00                                   87                 34,995,922              21.05
90.01 -  95.00                                   12                  4,840,794               2.91
95.01 - 100.00                                   16                  5,771,690               3.47
                                                ---               ------------             ------
TOTAL                                           406               $166,286,250             100.00%
                                                ===               ============             ======

                                                                                         PERCENTAGE OF
                                              NUMBER OF             CURRENT            GROUP II CURRENT
PROPERTY STATE:                            MORTGAGE LOANS       PRINCIPAL BALANCE      PRINCIPAL BALANCE
---------------                            --------------       -----------------      -----------------
California                                       209              $ 90,757,140               54.58%
New York                                          72                28,003,338               16.84
Florida                                           27                 9,938,810                5.98
Massachusetts                                     19                 7,962,989                4.79
New Jersey                                        16                 5,951,040                3.58
Illinois                                           9                 3,596,565                2.16
Others*                                           54                20,076,368               12.07
                                                 ---              ------------              ------
TOTAL                                            406              $166,286,250              100.00%
                                                 ===              ============              ======

*States with less than 2% concentration.

                                                                                         PERCENTAGE OF
                                             NUMBER OF          CURRENT PRINCIPAL      GROUP II CURRENT
DOCUMENTATION LEVEL:                       MORTGAGE LOANS            BALANCE           PRINCIPAL BALANCE
--------------------                       --------------            -------           -----------------
Full Documentation                              298               $123,672,293              74.37%
Stated Documentation                             97                 38,096,709              22.91
Easy Documentation                               11                  4,517,248               2.72
                                                ---               ------------             ------
TOTAL                                           406               $166,286,250             100.00%
                                                ===               ============             ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 27)

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP II MORTGAGE LOANS

                                                           PERCENTAGE OF
                    NUMBER OF      CURRENT PRINCIPAL      GROUP II CURRENT
CREDIT SCORE:     MORTGAGE LOANS       BALANCE           PRINCIPAL BALANCE
-------------     --------------   -----------------     -----------------
501 - 525              17            $   5,450,339               3.28%
526 - 550              24                8,212,265               4.94
551 - 575              29               11,337,281               6.82
576 - 600              59               24,741,277              14.88
601 - 625              54               22,075,140              13.28
626 - 650              52               20,927,246              12.59
651 - 675              64               27,312,903              16.43
676 - 700              51               22,347,683              13.44
701 - 725              25               11,044,142               6.64
726 - 750              17                6,980,781               4.20
751 - 775               8                3,290,920               1.98
776 - 800               6                2,566,273               1.54
                      ---            -------------             ------
TOTAL                 406            $ 166,286,250             100.00%
                      ===            =============             ======

                                                                   PERCENTAGE OF
                            NUMBER OF      CURRENT PRINCIPAL      GROUP II CURRENT
CURRENT LOAN RATE (%):    MORTGAGE LOANS       BALANCE           PRINCIPAL BALANCE
----------------------    --------------   -----------------     -----------------
Less than 4.500                 7            $   3,002,331             1.81%
 4.501 -  5.000                27               11,537,343             6.94
 5.001 -  6.000               120               52,679,236            31.68
 6.001 -  7.000               154               64,448,300            38.76
 7.001 -  8.000                69               26,343,486            15.84
 8.001 -  9.000                25                7,853,458             4.72
 9.001 - 10.000                 3                  287,213             0.17
10.001 - 11.000                 1                  134,883             0.08
                              ---            -------------           ------
TOTAL                         406            $ 166,286,250           100.00%
                              ===            =============           ======

                                BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 28)

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP II MORTGAGE LOANS

                                                                    PERCENTAGE OF
                             NUMBER OF      CURRENT PRINCIPAL      GROUP II CURRENT
MAXIMUM LOAN RATE (%):     MORTGAGE LOANS       BALANCE           PRINCIPAL BALANCE
----------------------     --------------   -----------------     -----------------
Fixed Rate                     61            $  23,347,619            14.04%
11.001 - 12.000                34               14,539,674             8.74
12.001 - 13.000               109               47,816,673            28.76
13.001 - 14.000               120               50,831,498            30.57
14.001 - 15.000                61               23,325,627            14.03
15.001 - 16.000                19                6,144,336             3.70
16.001 - 17.000                 1                  145,940             0.09
17.001 - 18.000                 1                  134,883             0.08
                              ---            -------------           ------
TOTAL                         406            $ 166,286,250           100.00%
                              ===            =============           ======

                                                                    PERCENTAGE OF
                             NUMBER OF      CURRENT PRINCIPAL      GROUP II CURRENT
MINIMUM LOAN RATE (%):     MORTGAGE LOANS       BALANCE           PRINCIPAL BALANCE
----------------------     --------------   -----------------     -----------------
Fixed Rate                     61            $  23,347,619            14.04%
 4.001 -  5.000                34               14,539,674             8.74
 5.001 -  6.000               109               47,816,673            28.76
 6.001 -  7.000               120               50,831,498            30.57
 7.001 -  8.000                61               23,325,627            14.03
 8.001 -  9.000                19                6,144,336             3.70
 9.001 - 10.000                 1                  145,940             0.09
10.001 - 11.000                 1                  134,883             0.08
                              ---            -------------           ------
TOTAL                         406            $ 166,286,250           100.00%
                              ===            =============           ======

                                                                   PERCENTAGE OF
                            NUMBER OF      CURRENT PRINCIPAL      GROUP II CURRENT
GROSS MARGIN (%):         MORTGAGE LOANS       BALANCE           PRINCIPAL BALANCE
----------------------    --------------   -----------------     -----------------
Fixed Rate                     61            $  23,347,619            14.04%
5.001 - 6.000                  39               16,654,794            10.02
6.001 - 7.000                 306              126,283,836            75.94
                              ---            -------------           ------
TOTAL                         406            $ 166,286,250           100.00%
                              ===            =============           ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 29)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP II MORTGAGE LOANS

                                                                PERCENTAGE OF
                            NUMBER OF          CURRENT         GROUP II CURRENT
NEXT ADJUSTMENT DATE:     MORTGAGE LOANS   PRINCIPAL BALANCE  PRINCIPAL BALANCE
---------------------     --------------   -----------------  -----------------
Fixed Rate                       61          $ 23,347,619           14.04%
February 2006                     5             2,036,543            1.22
March 2006                        3             1,260,124            0.76
April 2006                       25             9,058,710            5.45
May 2006                         28            12,548,175            7.55
June 2006                       234            97,106,416           58.40
July 2006                        25             9,804,848            5.90
April 2007                        1               341,767            0.21
May 2007                          3             1,340,250            0.81
June 2007                        19             8,669,554            5.21
July 2007                         2               772,243            0.46
                                ---          ------------          ------
TOTAL                           406          $166,286,250          100.00%
                                ===          ============          ======

                                                                          PERCENTAGE OF
                                  NUMBER OF        CURRENT PRINCIPAL      GROUP II CURRENT
INITIAL PERIODIC RATE CAP (%):  MORTGAGE LOANS          BALANCE          PRINCIPAL BALANCE
------------------------------  --------------     -----------------     -----------------
Fixed Rate                            61              $ 23,347,619              14.04%
3.000                                345               142,938,631              85.96
                                     ---              ------------             ------
TOTAL                                406              $166,286,250             100.00%
                                     ===              ============             ======

                                                                     PERCENTAGE OF
                          NUMBER OF         CURRENT PRINCIPAL      GROUP II CURRENT
PERIODIC RATE CAP (%):  MORTGAGE LOANS           BALANCE           PRINCIPAL BALANCE
----------------------  --------------      -----------------      -----------------
Fixed Rate                    61              $ 23,347,619               14.04%
1.500                        345               142,938,631               85.96
                             ---              ------------              ------
TOTAL                        406              $166,286,250              100.00%
                             ===              ============              ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

FREMONT HOME LOAN TRUST 2004-C
Computational Materials (Page 30)

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                             GROUP II MORTGAGE LOANS

                                                                  PERCENTAGE OF
                            NUMBER OF       CURRENT PRINCIPAL    GROUP II CURRENT
PRODUCT:                  MORTGAGE LOANS         BALANCE         PRINCIPAL BALANCE
---------------------     --------------    -----------------    -----------------
2/28 6 Month LIBOR             198            $ 78,437,766             47.17%
2/28 6 Month LIBOR IO          122              53,377,050             32.10
3/27 6 Month LIBOR               8               3,338,605              2.01
3/27 6 Month LIBOR IO           17               7,785,210              4.68
Fixed Rate                      61              23,347,619             14.04
                               ---            ------------            ------
TOTAL                          406            $166,286,250            100.00%
                               ===            ============            ======

                                                                   PERCENTAGE OF
                              NUMBER OF           CURRENT         GROUP II CURRENT
PREPAYMENT TERM (MONTHS):   MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
-------------------------   --------------   -----------------   -----------------
N/A                               34            $ 14,311,473            8.61%
12                                68              28,381,816           17.07
24                               259             104,349,303           62.75
36                                45              19,243,658           11.57
                                 ---            ------------          ------
TOTAL                            406            $166,286,250          100.00%
                                 ===            ============          ======

                                                                   PERCENTAGE OF
LIEN                        NUMBER OF           CURRENT           GROUP II CURRENT
POSITION:                 MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
----------                --------------   -----------------     -----------------
First Lien                     406            $166,286,250            100.00%
                               ---            ------------            ------
TOTAL                          406            $166,286,250            100.00%
                               ===            ============            ======

                                                                   PERCENTAGE OF
INTEREST ONLY LOANS         NUMBER OF           CURRENT           GROUP II CURRENT
(MONTHS):                MORTGAGE LOANS    PRINCIPAL BALANCE     PRINCIPAL BALANCE
-------------------      --------------    -----------------     -----------------
N/A                            267            $105,123,990             63.22%
24                             122              53,377,050             32.10
36                              17               7,785,210              4.68
                               ---            ------------            ------
TOTAL                          406            $166,286,250            100.00%
                               ===            ============            ======

                                  BEAR STEARNS

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION (THE "STATEMENT"), WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.